                            DEFERRED TERMS AGREEMENT

               RELATING TO THE PROVISION OF PLANT AND SPARE PARTS

                        TO A POWER GENERATION COMPLEX AT

                             SYAMA, REPUBLIC OF MALI







                                 BY AND BETWEEN

                         SOCIETE DES MINES DE SYAMA S.A.

                                       AND

                       ROLLS-ROYCE POWER VENTURES LIMITED

                                TABLE OF CONTENTS


SECTION 1
DEFINITIONS AND RULES OF INTERPRETATION..............................................................2
SECTION 2
INITIAL CONDITIONS..................................................................................16
SECTION 3
DESIGN..............................................................................................18
SECTION 4
PLANT...............................................................................................19
SECTION 5
BALANCE OF PLANT AND MINE MODIFICATIONS.............................................................21
SECTION 6
TITLE...............................................................................................23
SECTION 7
SITE CONDITION......................................................................................24
SECTION 8
COMMISSIONING OF UNITS..............................................................................26
SECTION 9
SPARE PARTS.........................................................................................27
SECTION 10
INCENTIVE REGIME....................................................................................28
SECTION 11
FUEL, WATER AND LUBE OIL............................................................................32
SECTION 12
ACCOUNTING..........................................................................................34
SECTION 13
INSURANCE...........................................................................................38
SECTION 14
INSURABLE/NON-INSURABLE EVENTS......................................................................40
SECTION 15
FINAL PAYMENT.......................................................................................46
SECTION 16
TERMINATION.........................................................................................47
SECTION 17
DISPUTE RESOLUTION..................................................................................58
SECTION 18
TRANSFER OF RIGHTS AND OBLIGATIONS..................................................................61
SECTION 19
ADJUSTMENT DUE TO CHANGE IN LAW.....................................................................62
SECTION 20
INTELLECTUAL PROPERTY...............................................................................63





SECTION 21
MISCELLANEOUS.......................................................................................63

EXHIBIT 1

       Form of Randgold Guarantee...................................................................69

EXHIBIT 2

       Offshore Account Arrangements................................................................76

EXHIBIT 3

       Part 1 Plant.................................................................................83
       Part 2 Balance of Plant......................................................................84
       Part 3 Existing Facility.....................................................................87
       Part 4 Technical Requirements................................................................88

EXHIBIT 4

       Part 1 Shipment Schedule.....................................................................93
       Part 2 Spare Parts Schedule..................................................................94
       Part 3 Spare Parts Inventory.................................................................96
       Part 4 Order Form............................................................................97

EXHIBIT 5

       Insurances...................................................................................98

EXHIBIT 6

       Part 1 Reusable.............................................................................113
       Part 2 Salvage..............................................................................115

EXHIBIT 7

       Facility Design Programme...................................................................116

EXHIBIT 8

       Part 1 Guaranteed Contracted Capacity.......................................................117
       Part 2 Fuel Efficiency Rate.................................................................118
       Part 3 Lube Oil Consumption Rate............................................................122

EXHIBIT 9

       Part 1 Completion Tests.....................................................................125
       Part 2 Fuel Specification...................................................................127
       Part 3 Water Specification..................................................................128



       Part 4 Lube Oil Specification...............................................................129

EXHIBIT 10

       Part 1 Plant Payment........................................................................130
       Part 2 BOP Payment..........................................................................132
       Part 3 Spare Parts Payment..................................................................134
       Part 4 Payment Adjustments..................................................................135
       Part 5 Existing Facility Payment............................................................140
       Part 6 Fixed Spare Parts Payment............................................................141
       Part 7 Payment Mechanism....................................................................143
       Part 8 Table of Termination Prices where SOMISY Default or where SOMISY accelerates payment in accordance with Section 15.3.............................................................147
       Part 9 Table of Termination Prices where Sypps Default......................................149
       Part 10 Table of Termination Prices where no Default........................................151
       Part 11 CTF Termination Price...............................................................153

EXHIBIT 11

       Notices.....................................................................................155

EXHIBIT 12

       Key Milestones and Key Milestone Dates......................................................156

EXHIBIT 13

       Fixed Default Amount........................................................................159

EXHIBIT 14

       Direct Agreement in relation to the Syama Mining Project....................................160

EXHIBIT 15

       Site........................................................................................168

                            DEFERRED TERMS AGREEMENT

This Deferred Terms Agreement (this "Agreement") is dated as of [25 February] 2000 , between ROLLS-ROYCE POWER VENTURES LIMITED registered in and in accordance with the laws of England under number 2916875 for and on behalf of a majority owned subsidiary of it which is to be incorporated under the name SYAMA POWER PLANT SALES LIMITED (or such other name as may be required by the relevant authorities in the jurisdiction in which such subsidiary is to be incorporated and registered) (and the term "Sypps" shall mean Rolls-Royce Power Ventures Limited until notice is given under Section 2.4, wherefrom it shall mean Syama Power Plant Sales Limited) and SOCIETE DES MINES DE SYAMA S.A. ("SOMISY"), a majority owned subsidiary of Randgold Resources Limited registered in and in accordance with the laws of the Republic of Mali under number 3724. Each of Sypps and SOMISY is referred to herein as a "Party" and collectively, as the "Parties".

                                    RECITALS

WHEREAS SOMISY holds a concession for gold mining at Syama, Republic of Mali in respect of which SOMISY owns and operates a mining facility and associated property (the "Mine") and wishes to acquire, on deferred terms, generating and other equipment consisting of the Facility and made up of the Plant and the Balance of Plant.

WHEREAS SOMISY has entered into or intends to enter into a contract (the "Energy Support Agreement") with Operations d'Energie de Syama SA (the "Operator") for the operation of the Facility on terms satisfactory to Sypps and, on that basis, Sypps is prepared to warrant the Availability and Fuel Efficiency Rate of the Plant.

WHEREAS Sypps has agreed on the terms set out in this Agreement to: (i) design the Facility; (ii) supply the Plant; (iii) assist in the procurement of certain parts of the Balance of Plant; and (iv) until expiration of the Term, provided that the Energy Support Agreement remains in force, supply the Spare Parts.

NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and the undertakings contained herein Sypps and SOMISY hereby agree as follows:

                                    SECTION 1

                     DEFINITIONS AND RULES OF INTERPRETATION


1.1        DEFINITIONS

           Whenever the following terms appear in the Agreement, they shall have the meanings stated below unless the context otherwise requires:

           "ABANDONMENT"                    means the cessation by either Party
                                            of the performance of its
                                            obligations under this Agreement or
                                            a material part thereof, for a
                                            period of 6 consecutive months or
                                            more.

           "AFFILIATE"                      of any Party means a person (other
                                            than a natural person) that directly
                                            or indirectly controls or is under
                                            the common control with or is
                                            controlled by such Party.

           "AGREEMENT"                      means this agreement including the
                                            recitals and Exhibits hereto and
                                            parts to the Exhibits.

           "APPLICABLE LAW"                 means any law, statute, decree,
                                            rules, judgment, regulation order or
                                            code which is applicable to or
                                            affects the Project or the supply of
                                            all or any of the Plant, the Balance
                                            of Plant, the Existing Facility, the
                                            Commissioning of the Units and the
                                            supply of Spare Parts limited to the
                                            laws and statutes of the Republic of
                                            Mali and, to the extent that the
                                            same may be relevant, the Republic
                                            of Cote d'Ivoire and environmental,
                                            health and safety policies and
                                            guidelines of the World Bank and
                                            IFC.

           "AVAILABLE"                      means that the Units are able to
                                            deliver electrical energy at the
                                            bus-bar specified in Part 4 of
                                            Exhibit 3 and "Availability" shall
                                            be construed accordingly.

           "BALANCE OF FACILITY"            means the Facility other than the
                                            Units.

           "BALANCE OF PLANT"               means the equipment and plant listed
                                            in Part 2 of Exhibit 3.

           "BASE DATE"                      means 14 days following satisfaction
                                            of the Suspensive Conditions.

           "BOP PAYMENT"                    means the payment set out in Part 2
                                            of Exhibit 10.

           "BOP WARRANTIES"                 means those warranties given to
                                            SOMISY in relation to either or both
                                            the design and construction of the
                                            Balance of Plant by one or more of
                                            the Contractors.

           "BUSINESS DAY"                   means a calendar day other than
                                            a Saturday, a Sunday, a national
                                            holiday in the Republic of Mali or a
                                            day on which banks are authorised by
                                            law or executive order to be closed
                                            in the Republic of Mali.

           "CATASTROPHIC TECHNICAL          means a Fault or Faults occuring in
           FAILURE"                         at least one (1) Unit which renders
                                            the Facility inoperable to a level
                                            at or below that set out in Section
                                            10.2.4

           "CHANGE IN LAW"                  means any of the following events
                                            occurring after the date of
                                            execution of this Agreement as a
                                            result of, or in connection
                                            with, any action or inaction by any
                                            Competent Authority:

                                            (a) a change in, or repeal of an
                                                existing Applicable Law
                                                (including any change in taxes
                                                other than a change in rate of
                                                any current taxes applicable to
                                                Sypps as of the date of this
                                                Agreement);

                                            (b) an enactment or making of a new
                                                Applicable Law (including any
                                                change in taxes other than a
                                                change in rate of any current
                                                tax applicable
                                                to Sypps as of the date of this
                                                Agreement);

                                            (c) a cancellation or non-renewal of
                                                or change in the conditions
                                                applicable to any authorisation
                                                granted by a Competent Authority
                                                to SOMISY, the Contractors or
                                                any personnel supplied by Sypps
                                                as technical support, unless due
                                                to the failure by Sypps to
                                                comply with its obligations
                                                under this Agreement; or

                                            (d) a change in the manner in which
                                                an Applicable Law is applied or
                                                interpreted by a Competent
                                                Authority provided always that
                                                if an assumption as to an
                                                interpretation was made by Sypps
                                                which was not verified with a
                                                Competent Authority or based
                                                upon information released by
                                                such Competent Authority and is
                                                found to be materially
                                                incorrect, then the same shall
                                                not constitute a Change in Law.

           "COMMISSIONING"                  means the procedure by which it is
                                            proved that theUnit is capable of
                                            delivering electrical energy, ending
                                            with passing the Completion Tests.

           "COMMISSIONING COMMENCEMENT      means the date on which
           DATE"                            Commissioning is commenced.


           "COMPETENT AUTHORITY"            means with respect to the Republic
                                            of Mali and, to the extent that it
                                            may be relevant, the Republic of
                                            Cote d'Ivoire, any ministry,
                                            department, political sub-division,
                                            instrumentality, agency, authority,
                                            corporation or other organisation
                                            under the direct or indirect control
                                            of the government of such country,
                                            court of competent jurisdiction or
                                            other body exercising legislative,
                                            executive, regulatory, administra-
                                            tive or judicial or quasi judicial
                                            functions or at any time asserting
                                            any form of jurisdiction or de facto
                                            control over the Parties in relation
                                            to the Facility or any aspect of
                                            this Agreement (or any transaction
                                            or agreement contemplated herein).

           "COMPLETION TESTS"               means  those tests set out in Part 1
                                            of Exhibit 9.

           "CONSENTS"                       means all permits, authorisations,
                                            licences, exemptions, clearances,
                                            consents or similar decision of any
                                            kind which are required for the
                                            construction, installation,
                                            Commissioning, testing or completion
                                            of the Facility.

           "CONSIDERATION"                  means the financial consideration
                                            for the transfer of title in the
                                            Existing Facility from SOMISY to
                                            Sypps as referred to in Section 6.2.

           "CONSTRUCTION PHASE"             means the period commencing from the
                                            date of execution of this Agreement
                                            and terminating on the last Relevant
                                            Commercial Operations Date in time.

           "CONTRACTOR"                     means any third party with whom
                                            SOMISY enters into a contractual
                                            arrangement to carry out any or all
                                            of any work, services or supply of
                                            equipment required for the Facility
                                            in accordance with this Agreement.

           "CPI" means the Consumer Price Index for All Urban Consumers for the US City Average for All Items as published by the Bureau of Labor Statistics.

           "CTF TERMINATION                 means that Termination Price payable
                                            on termination of this Agreement as
                                            a consequence of a Catastrophic

           PRICE"                           Technical Failure.




           "CUT-OFF DATE"                   means the date falling 6 weeks after
                                            the  date of this Agreement.

           "DEFERRED PAYMENT PERIOD"        means the period during which
                                            payments are payable to Sypps under
                                            this Agreement.

           "DIRECT AGREEMENT"               means the agreement appearing in
                                            Exhibit 14.

           "EF DEBT"                        means the debt falling due from
                                            Sypps to SOMISY in relation to the
                                            Existing Facility equal to the
                                            amount of the Consideration.

           "EF DEBT REPAYMENT"              means an amount equal to 1/120 of
                                            the Consideration and relates to the
                                            Existing Facility only.

           "ENERGY SUPPORT AGREEMENT"       means the contract of even date
                                            entered into by SOMISY and the
                                            Operator.

           "EXISTING FACILITY"              means the equipment and plant listed
                                            in Part 3 of Exhibit 3.

           "EXISTING FACILITY PAYMENT"      means the payment as set out
                                            in Part 5 of Exhibit 10.

           "EXISTING FACILITY WARRANTIES"   means those warranties held by
                                            SOMISY in relation to the Existing
                                            Facility in respect of either or
                                            both its design and construction.

           "FACILITY"                       means the Plant, Balance of Plant
                                            and Existing Facility.

           "FACILITY DESIGN"                means the design which meets the
                                            Technical Requirements, prepared by
                                            Sypps, provided to

                                            SOMISY and to which SOMISY shall not
                                            have objected or shall have approved
                                            in accordance with Section 3.

           "FACILITY DESIGN PROGRAMME"      means the programme set out in
                                            Exhibit 7.

           "FAULT" means a problem with a Unit which prevents it from producing 5.5MW or more.

           "FINAL PAYMENT"                  means the last payment to be paid by
                                            SOMISY to Sypps in accordance with
                                            Section 15.

           "FINAL PAYMENT DATE"             means the date that full and final
                                            payment has been made
                                            by SOMISY to Sypps pursuant to
                                            Section 15 or Section 16.16.4.

           "FIRST UNIT"                     means the first Unit in time
                                            to be delivered pursuant to Section
                                            4.

           "FIXED DEFAULT AMOUNT"           means the amount or amounts as
                                            calculated in accordance with
                                            Exhibit 13.

           "FIXED SPARE PARTS PAYMENT"      means the payment set out in Part 6
                                            of Exhibit 10.

           "FRENCH FRANCS OR FFR"           means the lawful currency of the
                                            Republic of France or such
                                            other lawful currency that replaces
                                            it.

           "FUEL" means that fuel supplied by SOMISY in accordance with Section 11.1.

           "FUEL EFFICIENCY ADJUSTMENT      has the meaning set forth in Part 4
           PAYMENTS"                        of Exhibit 10.

           "FUEL EFFICIENCY RATE"           has the meaning set forth in Part 2
                                            of Exhibit 8.

           "FUEL SPECIFICATION"             means that level of Fuel quality as
                                            set out in Part 2 of Exhibit 9 which
                                            is capable of being treated by the
                                            centrifuge or other equipment to be
                                            supplied as part of the Balance of
                                            Plant.

           "GOOD UTILITY PRACTICE"          means the exercise of that degree of
                                            skill, diligence, prudence,
                                            foresight and operating practice
                                            which would reasonably and
                                            ordinarily be expected from a
                                            skilled and experienced manufacturer
                                            engaged in the same type of
                                            undertaking under the same or
                                            similar circumstances as in this
                                            Agreement.

           "GRM"                            means the government of the Republic
                                            of Mali.

            "GUARANTEED CONTRACTED          means the lesser of the electrical
            CAPACITY"                       demand required by the Mine and the
                                            electrical capacity specified in
                                            Part 1 of Exhibit 8 whether or not
                                            the Mine is capable of receiving it.

           "GUARANTEED FUEL EFFICIENCY      has the meaning set forth in Part 2
           RATE"                            of Exhibit 8.


           "GUARANTEED LUBE OIL             has the meaning set forth in Part 3
           CONSUMPTION RATE"                of Exhibit 8.


           "IFC" means the International Finance Corporation, an international organisation established by Articles of Agreement among its member countries.

           "INSURABLE EVENT"                means all events and consequences of
                                            an event against which the Parties
                                            agree it is reasonable to expect to
                                            be covered, and which shall be
                                            covered, by the insurances listed in
                                            Exhibit 5.

           "KEY MILESTONE"                  means the key stages in the works as
                                            identified in

           "KEY MILESTONE DATE"             Exhibit 12. means the dates for
                                            achievement of each Key Milestone,
                                            as set out in Exhibit 12.

           "LUBE OIL CONSUMPTION            has the meaning set forth in Part 4
           ADJUSTMENT PAYMENTS"             of Exhibit 10.


           "LUBE OIL SPECIFICATION"         means that level of lube oil quality
                                            as set out in Part 4 of Exhibit 9.

           "LUBE OIL CONSUMPTION RATE"      has the meaning set forth in Part 3
                                            of Exhibit 8.

           "MINE"                           has the meaning set forth in the
                                            Recitals.

           "MINE MODIFICATIONS"             means those modifications to be
                                            carried out to the Mine to enable
                                            the Mine to accept electrical
                                            energy from, and to facilitate the
                                            delivery of Fuel, lube oil and water
                                            to, the Facility.

           "NON-INSURABLE EVENT"            means any event or circumstances or
                                            combination of events or
                                            circumstances which, or the effects
                                            of which, materially and adversely,
                                            affect the performance of that Party
                                            of its obligations under or pursuant
                                            to this Agreement provided:

                                            (i)  that no such event or
                                                 circumstance or combination
                                                 thereof shall constitute a
                                                 Non-Insurable Event if its
                                                 effects could reasonably have
                                                 been prevented by the affected
                                                 Party through the exercise of
                                                 its reasonable diligence and
                                                 reasonable care; and

                                            (ii) no Insurable Event shall
                                                 constitute a Non-Insurable
                                                 Event unless insurance in
                                                 respect of that event shall not
                                                 be available in the market on
                                                 reasonable and commercial
                                                 terms.

           "OFFSHORE ACCOUNT ARRANGEMENTS"  means those arrangements set out in
                                            Exhibit 2.

           "OPERATIONAL PHASE"              means the period ending on the Final
                                            Payment Date unless this Agreement
                                            is terminated earlier and commencing
                                            on the Relevant Commercial
                                            Operations Date.

           "OPERATOR"                       has the meaning set forth in the
                                            second recital of this Agreement.

           "ORDER FORM"                     means a form substantially in the
                                            form set out in Part 4 of Exhibit 4.

           "PAYMENT MECHANISM"              means the mechanism set out in Part
                                            7 of Exhibit 10.

           "PLANT"                          means the equipment listed in Part 1
                                            of Exhibit 3.

           "PLANT PAYMENT"                  means the payment set out in Part 1
                                            of Exhibit 10

           "PROJECT"                        means the construction,
                                            installation, Commissioning and
                                            testing of the Plant in accordance
                                            with this Agreement.

           "QUARTER DAY"                    means the 1st January, 1st April,
                                            1st July and 1st October in any
                                            year.

           "RATE OF INTEREST"               means a rate per annum equal to
                                            LIBOR plus 2% where LIBOR
                                            means, in respect of a Business Day
                                            the three month US Dollar interbank
                                            rate as
                                            published in the Financial Times on
                                            that Business Day.

           "RELEVANT COMMERCIAL             means, subject to Section 8.3, the
           OPERATIONS DATE"                 date on which a Unit (and those
                                            parts of the Facility which are
                                            required for operation of that Unit
                                            and which have not themselves
                                            already passed the Completion Tests)
                                            passes the Completion Tests.

           "RELEVANT TARGET COMMERCIAL      means the Relevant Commercial
           OPERATIONS DATE"                 Operations Date calculated in
                                            accordance with Part 1 of Exhibit 8.

           "REUSABLE"                       means plant and equipment which can
                                            be re-used for generation at another
                                            location and includes, but is not
                                            limited to, the equipment and plant
                                            listed in Part 1 of Exhibit 6.

           "SALVAGE"                        means plant and equipment which can
                                            be used for purposes other than
                                            generation, such as fill for
                                            contractors' work and includes, but
                                            is not limited to, the equipment and
                                            plant listed in Part 2 of Exhibit 6.

           "SHIPMENT SCHEDULE"              means the schedule set out in Part 1
                                            of Exhibit 4.

           "SITE" means the lands, spaces, waterway, roads and any surface and wayleaves required for the Facility shown or identified as such on the plan referred to in Exhibit 15.

           "SOMISY EVENT OF DEFAULT"        has the meaning set forth in Section
                                            16.6.

           "SOMISY'S LENDERS"               means the banks, institutions or
                                            organisations or any agent or
                                            trustees therefor making loans,
                                            credit facilities or funding
                                            arrangements available to, or

           "SOMISY TERMINATION EVENT"       providing debt finances for, SOMISY.
                                            has the meaning set forth in Section
                                            16.4.

           "SOURCING"                       means in relation to an element of
                                            the Balance of Plant, the
                                            identification through competitive
                                            tendering, or as may otherwise be
                                            agreed between the Parties pursuant
                                            to Section 5, of the supplier of
                                            that element, and the term "Sourced"
                                            shall be construed accordingly.

           "SPARE PARTS"                    means those items of Plant and other
                                            equipment to be supplied by Sypps
                                            pursuant to Section 9 of this
                                            Agreement.

           "SPARE PARTS INVENTORY"          means the inventory set out in Part
                                            3 of Exhibit 4.

           "SPARE PARTS PAYMENT"            means the payment set out in Part 3
                                            of Exhibit 10.

           "SPARE PARTS SCHEDULE"           means the schedule set out in Part 2
                                            of Exhibit 4.

           "SPOT FUEL EFFICIENCY"           has the meaning set forth in Part 2
                                            of Exhibit 8.

           "SPOT FUEL EFFICIENCY TEST"      has the meaning set forth in Part 2
                                            of Exhibit 8.

           "SPOT LUBE OIL CONSUMPTION"      has the meaning set forth in Part 3
                                            of Exhibit 8.

           "SPOT LUBE OIL CONSUMPTION       has the meaning set forth in Part 3
           TEST"                            of Exhibit 8.

           "SUSPENSIVE CONDITIONS"          means those conditions to be
                                            satisfied by SOMISY as set out in
                                            Section 2.1.

           "SYPPS EVENT OF DEFAULT"         has the meaning set forth in Section
                                            16.11.

           "SYPPS' LENDERS"                 means the banks, institutions or
                                            organisations or any agent or
                                            trustees therefor making loans,
                                            credit facilities or funding
                                            arrangements available to or
                                            providing debt finance to the
                                            Project.

           "SYPPS TERMINATION EVENT"        has the meaning set forth in Section
                                            16.9.

           "TECHNICAL REQUIREMENTS"         means those requirements set out in
                                            Part 4 of Exhibit 3.

           "TERM" means the period commencing on the last Relevant Commercial Operations Date in time and ending on the date falling ten years thereafter.

           "TERMINATION PRICE"              means the relevant amounts
                                            calculated in accordance with Parts
                                            8, 9, 10 and 11 of Exhibit 10 as the
                                            case may be.

           "TEST CERTIFICATES"              means the certificates issued
                                            pursuant to Section 8.4.

           "UNIT" means either of the two new Rolls-Royce Allen 5012 medium speed generating sets to be supplied by Sypps to SOMISY pursuant to the Shipment Schedule.

           "US DOLLARS OR US$"              means the lawful currency of the
                                            United States of America.

           "WATER SPECIFICATION"            means that level of water quality as
                                            set out in Part 3 of Exhibit 9.

           "WORLD BANK"                     means the International Bank for
                                            Reconstruction and Development, an
                                            international organisation
                                            established by Articles of Agreement
                                            among its member countries.


1.2        RULES OF INTERPRETATION

                       (a) The headings and references to them in this Agreement shall not be deemed to be part of this Agreement or be taken into consideration in the interpretation or construction of this Agreement.

                       (b) References to Sections, Paragraphs, Parts and Exhibits are references to sections, paragraphs and parts of, and exhibits to, this Agreement. Where in an Exhibit there is a reference to a paragraph number, unless expressly stated otherwise, it shall be a reference to a paragraph number in that Exhibit.

                       (c) Words importing persons or parties shall include firms, partnerships, corporations and any organisations having legal capacity. Where the context so requires, words importing the singular only shall also include the plural and vice versa and words importing the masculine shall be construed as including the feminine or the neuter or vice versa.

                       (d) Wherever in this Agreement provision is made for the giving or issuing of any notice, endorsement, consent, declaration, approval, certificate or determination by any person unless otherwise specified, such notice, endorsement, consent, declaration, approval, certificate or determination shall be in writing and words such as "notify", "endorsed", "consent",

                            "declare", "approved", "certifying" or "determined" shall be construed accordingly.

                       (e) References to any enactment (including any subordinate legislation) are to be construed as references to that enactment as for the time being amended or modified or to any enactment for the time being replacing or amending the same.

                       (f) References to any agreement or document include (subject to all relevant approvals) a reference to that agreement or document as amended, supplemented, substituted, novated or assigned.

                       (g) Any reference to a public organisation shall be deemed to include a reference to any successor to such public organisation or any organisation or entity which has taken over any of the functions and responsibilities of such public organisation.

                       (h) The words in this Agreement shall bear their natural meaning. The parties have had the opportunity to take legal advice on this Agreement and no term shall, therefore, be construed contra proferentem.

                       (i) The text of this Agreement as signed by the Parties (and amended from time to time in accordance with Section 21.1) shall be the exclusive, original and decisive text for the purpose of the interpretation or construction of this Agreement. No translation shall be taken into consideration in the interpretation or construction of this Agreement.

                       (j) Except where otherwise specifically provided in this Agreement, all correspondence, notices, drawings, designs, test reports, certificates, specifications and information shall be in the English language. All operating and maintenance instructions, name and rating plates, identification labels, instructions and notices to the public and staff and all other written and printed matter required for operation and maintenance shall be executed in the English or French language.


                                    SECTION 2

                               INITIAL CONDITIONS


2.1        SUSPENSIVE CONDITIONS

           This Agreement shall come into immediate effect upon the execution hereof save that the obligations of Sypps under Sections 4, 8, and 9 shall come into effect only

           2.1.1 when SOMISY has produced to Sypps in the form and substance satisfactory to it:

                    (i) evidence of the issue of the decree ratifying the convention between GRM and SOMISY as to the establishment and exploitation of the Mine; and

                    (ii) the form of guarantee from Randgold Resources Limited and Randgold & Exploration Company Limited, or such other party or parties determined in accordance with
                          Section 16.6.6, substantially in the terms set out in
                          Exhibit 1.

2.2        FAILURE TO SATISFY SUSPENSIVE CONDITIONS

           If SOMISY shall fail to satisfy or procure the satisfaction of the Suspensive Conditions set out in Section 2.1 prior to the Cut-off Date, or such other date as is agreed in writing by the Parties, then Sypps may in its absolute discretion either waive such Suspensive Condition or terminate this Agreement in accordance with Section 16.3.1(a).

2.3        LENDERS' ISSUES

           In the event that either SOMISY's Lenders, Sypps' Lenders or both (as the case may be) propose any amendments to, or make any comments on, this Agreement within 30 Business Days following satisfaction of the Suspensive Conditions set out in Section 2.1, which may materially affect the financing of the Project, the Mine or both (as the case may be), the relevant Party shall give notice to the other Party of such proposed amendments or comments and the Parties shall meet within 10 Business Days of such notice and shall use reasonable commercial endeavours to agree any amendments to this Agreement and, if the Parties so agree, to amend this Agreement in accordance with
           Section 21.1.

2.4        RATIFICATION BY SYAMA POWER PLANT SALES LIMITED

           If and when the majority owned subsidiary of Rolls-Royce Power Ventures Limited to be called Syama Power Plant Sales Limited (or such other name as may be required by the relevant authorities in the jurisdiction in which such susidiary is to be incorporated and registered) is properly incorporated and registered, Rolls-Royce Power Ventures Limited shall cause the said subsidiary to give notice to SOMISY and therefrom the said subsidiary shall be responsible to SOMISY for the obligations of Sypps under this Agreement and shall be entitled to the benefits hereunder to the exclusion of Rolls-Royce Power Ventures Limited.

2.5        OFFSHORE ACCOUNT ARRANGEMENTS

           The Parties shall take all steps necessary to give effect to the Offshore Account Arrangements as set out in Exhibit 2.

                                    SECTION 3

                                     DESIGN


3.1        SUPPLY OF FACILITY DESIGN

           To the extent that the same shall not have been delivered prior to the date hereof, Sypps shall supply to SOMISY as soon as is practicable but in any event in accordance with the Facility Design Programme designs for the Facility to such extent as will enable SOMISY to procure the Balance of Plant. Within 10 Business Days of receipt of the relevant part of the designs SOMISY shall notify Sypps of either or both any clashes between the design of the Facility and the design of the Mine and any failure of that design to meet the Technical Requirements in Part 4 of Exhibit 3. Within 10 Business Days of such notification Sypps shall resubmit the amended design of the Facility and the provisions of this Section 3.1 shall apply to such resubmitted design. If within 10 Business Days of the submission of any design SOMISY shall not have objected to the same or has signified to Sypps its approval of such design then the same shall be incorporated in the Facility Design.

3.2        SOMISY CONSENTS

           SOMISY shall, at its own cost and in a timely manner, obtain any Consent required to install, commission, operate and maintain the Facility in conformity with the Facility Design and the provisions of this Agreement.

3.3        BALANCE OF PLANT

           SOMISY shall procure from the consultant nominated by Sypps prior to the date of this Agreement the provision of the re-engineering and redesign of the Existing Facility at Syama and shall procure all shop drawings and other fabrication detail designs to be carried out by the Contractors.

3.4        REVIEW OF DOCUMENTS

           3.4.1 Any design documents and other related design information to be prepared by the Contractors in connection with the Facility shall be submitted to Sypps who shall only raise objection on the grounds of safety, operability or non-compliance with the Facility Design. Any objection together with reasons shall be raised within 10 days of receipt by Sypps of the same.

           3.4.2 Where any document or information has been provided to Sypps pursuant to this Section 3.4, SOMISY shall ensure that any such design document or information shall not be implemented until the time has expired for raising an objection thereto or, if an objection is raised, until any revised design has been submitted to Sypps and the period for non-objection has passed (again without there being any objection).

3.5        MINE MODIFICATIONS DESIGN

           The Parties recognise that in order to obtain efficiency in design SOMISY shall retain the same consultant engaged to carry out the design pursuant to Section 3.3 to design the Mine Modifications.


                                    SECTION 4

                                      PLANT


4.1        DELIVERY

           Subject to the provisions of Sections 6 and 13, Sypps shall deliver to SOMISY all the Plant ex works at the place of manufacture in accordance with the Shipment Schedule in order for SOMISY to arrange transit of the Plant to the Site.

4.2        NOTIFICATION

           On each and every occasion on which a shipment of Plant, including for the avoidance of doubt the First Unit, shall be ready for collection by SOMISY, Sypps shall furnish to SOMISY not later than 15 Business Days before the expected date of that shipment of Plant and where practical by electronic data interchange:

           4.2.1 a pro-forma invoice for that shipment detailing the Plant and showing its value expressed in Ffr at the rate ruling on the last Business Day immediately before its preparation;

           4.2.2    the date such Plant will be ready for collection;

           4.2.3 the location of the works from which the shipment is to be made being in any of the United Kingdom, Finland or South Africa;

           4.2.4 where the Plant shall have been packaged, details of its packaging; and

           4.2.5 any other details which SOMISY shall reasonably require to facilitate delivery of the shipment to Site and to enable SOMISY to achieve permission from the relevant customs authorities for that purpose.


4.3        NOTIFICATION OF TRANSIT

           Within 10 Business Days of the arrival of each shipment of the Plant at the Site SOMISY shall notify Sypps, or cause Sypps to be notified, of:

           4.3.1    details of the Plant included in that shipment;

           4.3.2    the date on which such delivery arrived at the Site; and

           4.3.3 in the case of any damage having occurred in transit, sufficient documentary evidence of such damage as Sypps shall reasonably require in order to claim against either or both insurers and shippers of that shipment.

           4.4 SOMISY shall be responsible for the safe storage at the Site of each shipment of Plant until the Balance of Plant is ready to receive the same.


                                    SECTION 5

                     BALANCE OF PLANT AND MINE MODIFICATIONS


5.1        OBLIGATIONS OF SOMISY

           SOMISY shall:

           5.1.1    supply the Balance of Plant pursuant to Part 2 of Exhibit 3;
                    and

           5.1.2 procure the installation of the Plant and the Balance of Plant under the supervision of the Operator; and

           5.1.3 require the Operator to Commission theUnits, and provide sufficient labour and related resources to enable the Operator to do so,

           in accordance with the Facility Design.

5.2        KEY MILESTONES

           SOMISY shall carry out the Balance of Plant so that each stage is completed to the level required to achieve the relevant Key Milestone by the relevant Key Milestone Date as set out in Exhibit 12. Where work is required to be carried out to the Existing Facility then provided that the same is carried out in accordance with the Facility Design SOMISY shall be deemed to have been authorised by Sypps to have procured those works notwithstanding that title in the Existing Facility shall have passed to Sypps.

5.3        SOURCING BY SYPPS

           There appears in Part 2 of Exhibit 3 those items of the Balance of Plant the supply of which are to be Sourced by Sypps. In respect of those items unless the Parties otherwise agree in writing, Sypps shall carry out competitive tender procedures on terms agreed between the Parties in relation to such supply and shall furnish to SOMISY a report on the tenders received with a recommendation as to the preferred tender and the reasons for that preference.

5.4      PROCUREMENT

           Notwithstanding the provisions of Section 5.3 all the Balance of Plant shall be procured by SOMISY and where the provisions of Section
           5.3 apply unless there shall be a mathematical error in the recommendation given under Section 5.3 as a consequence of which the recommendation shall be amended, SOMISY shall enter into a contract with each supplier so recommended in substantially the same terms as submitted by SOMISY to Sypps prior to the commencement of the competitive tender procedures.

5.5        MINE MODIFICATIONS

           The Parties recognise the benefit of engaging the same Contractors to carry out the Mine Modifications as are engaged to carry out the Balance of Plant works. If the costs thereof when aggregated with the costs of the Balance of Plant do not exceed the sum appearing in
           Section 12.1.1 then the costs of executing the Mine Modifications may at SOMISY's option be included in the costs of the Balance of Plant so as to avoid separate accounting by the said Contractors. The Parties agree, however, that Sypps shall have no liability for the Mine Modifications including, for the avoidance of doubt, no liability for operation and maintenance of the Mine Modifications, and notwithstanding the provisions of Section 6, ownership in the Mine Modifications shall remain with SOMISY.

5.6        PROJECT MANAGEMENT

           SOMISY shall engage the Operator to monitor and supervise the execution of the works for the Balance of Plant and to assist SOMISY in the management of the procurement of the Balance of Plant and to assist in the Commissioning of the Units.

5.7        BOP AND EXISTING FACILITY WARRANTIES

           SOMISY shall to the extent that they are assignable and after assignment enforceable by Sypps assign the BOP Warranties and Existing Facility Warranties to Sypps or, if they are not so assignable and enforceable, seek to enforce the same for the benefit of Sypps on request by Sypps.


                                    SECTION 6

                                      TITLE


6.1        SURPLUS ITEMS

           There are at the Site certain existing structure and components currently used in connection with the generation of electricity. To the extent that these structures and components do not form part of the Existing Facility, SOMISY shall cause the same to be removed as part of the works for the Balance of Plant when they have been declared redundant by Sypps . Title in those structures and components shall remain vested in SOMISY.

6.2        EXISTING FACILITY

           Title in the Existing Facility shall pass from SOMISY to Sypps on satisfaction of all of the Suspensive Conditions referred to in
           Section 2.1, however responsibility for the operation and maintenance of the Existing Facility shall remain with SOMISY until the Final Payment Date, or such other extended date as the Parties may agree pursuant to Section 15.2. The Consideration for such transfer shall be US$8 million accountable in accordance in with Section 12.1.3.

6.3        TITLE IN THE BALANCE OF PLANT

           Title in the Balance of Plant or any part thereof shall pass from SOMISY to Sypps on the date that the same shall pass the Completion Tests.

6.4        RESERVATION OF TITLE

           6.4.1 Notwithstanding any terms implied by law or by business convention no title in any of the Plant nor in any of the Spare Parts shall pass to SOMISY unless and until the Final Payment Date has occurred. Until then, notwithstanding the fact that any or all of the Plant may be physically attached to the Balance of Plant or that any of the Spare Parts may be attached to the Plant or Balance of Plant, the Plant and the Spare Parts shall be deemed to be Reusable and title in the Plant and the Spare Parts shall remain vested in Sypps.

           6.4.2 Notwithstanding any terms implied by law or by business convention following the transfer of title in either or both of the Balance of Plant and the Existing Facility no title in any of the Balance of Plant or the Existing Facility as the case may be shall pass to SOMISY unless and until the Final Payment Date has occurred.

6.5        REUSABLE AND SALVAGE

           The Parties recognise that under the mining convention between SOMISY and GRM there is an obligation for SOMISY to remove all assets including the Facility upon expiry or earlier termination of that convention and accordingly the same does not fall within domain public. As between the Parties the assets incorporated in the Facility are identified as between Reusable and Salvage.

6.6        RESTRICTION ON DEALING

           Until the Final Payment Date SOMISY shall not be entitled to nor shall it purport to sell, transfer, lease, charge, assign by way of security or otherwise deal in or encumber the Facility and the relationship between Sypps and SOMISY in respect of the Facility including any proceeds of sale or other consideration therefor shall be a fiduciary one.


                                    SECTION 7

                                 SITE CONDITION


7.1        GROUND AND SITE CONDITION

           SOMISY shall satisfy itself and, to the extent it shall not have done so at the date hereof, cause to be carried out as part of the Balance of Plant works, studies as to the nature of the climatic, hydrological and general conditions of the Site, the nature of the ground and subsoil, the form and nature of the Site, the risk of injury or damage to property adjacent to the Site and to occupiers of such property, the nature of the materials (whether natural or otherwise) to be excavated, the nature of the design, work and materials necessary for the execution of the works; and shall provide written information to Sypps in relation to the above.

7.2        RELIANCE ON INFORMATION

           Sypps shall be entitled to rely on the information provided by SOMISY pursuant to Section 7.1 unless there shall be a manifest error in that information in which case, Sypps shall notify SOMISY within 28 days of receipt of the same and, unless the Parties otherwise agree, SOMISY shall cause the study to be re-executed.

7.3        AS FOUND CONDITIONS

           If, whilst the same is being carried out, the works for the Balance of Plant shall reveal that the ground or other conditions as found are not those which were revealed by the information provided by SOMISY pursuant to Section 7.1 then SOMISY shall notify Sypps who shall, to the extent necessary, amend the design in accordance with the procedures contained in Section 3.1 and SOMISY shall issue a variation or change order under the relevant contract for the Balance of Plant. The costs so incurred shall be added to and become part of the BOP Payment and the additional amounts properly payable by SOMISY to the

           Contractors in respect thereof shall be recoverable by SOMISY in accordance with Section 12.1.1.


                                    SECTION 8

                             COMMISSIONING OF UNITS


8.1        MINE AND OPERATOR'S STAFF

           SOMISY shall be responsible for ensuring that prior to the Commissioning Commencement Date (i) the Mine is capable of taking load from the Facility; and (ii) the relevant staff of the Operator are available on the Site to supply the copy Test Certificates in accordance with Section 8.4.

8.2        COMMISSIONING

           Where Commissioning is to be carried out in respect of sections of the Facility capable of generation and supply of energy to the Mine, the provisions of this Section 8 shall apply in respect of each such section of the Facility mutatis mutandis.

8.3        RELEVANT COMMERCIAL OPERATIONS DATE

           The Relevant Commercial Operations Date shall be deemed to have been achieved on the earlier of:

           8.3.1 15 weeks after notification that the relevant shipment of Plant is ready for collection in accordance with Section 4.2;

           8.3.2 8 weeks after the date on which SOMISY notifies Sypps that the relevant Unit is ready to start the Completion Tests; and

           8.3.3    the date on which the relevant Unit passes the Completion
                    Tests,

           provided always that to the extent that the Relevant Commercial Operations Date of the relevant Units shall not have expired, the periods under Sections 8.3.1 and 8.3.2 above shall be extended day for day in respect of any failure to pass the Completion Tests due to any default by Sypps.

8.4        TEST CERTIFICATE

           SOMISY shall cause the Operator to supply to Sypps and SOMISY a copy of the Test Certificates to confirm that the Units have achieved the Technical Requirements set out in Part 4 of Exhibit 3 and have passed the Completion Tests.

8.5        MANUALS AND RECORDS

           Prior to the Relevant Commercial Operations Date Sypps shall provide at the request of SOMISY to the Operator draft operation and maintenance manuals and shall assist SOMISY in the preparation of draft as-built drawings. Not later than 6 months after the last Relevant Commercial Operations Date in time Sypps shall provide to the Operator operation and maintenance manuals and upon submission to it by SOMISY of the draft as-built drawings will review the same with a view to assisting it in the finalisation of the as-built drawings. In addition Sypps shall furnish to SOMISY proformas of the operation, maintenance, Plant running and other records which would ordinarily be kept in accordance with Good Utility Practice.


                                    SECTION 9

                                   SPARE PARTS

9.1        INITIAL SPARE PARTS

           9.1.1    Prior to the date to be calculated in accordance with
                    Section 8.3 Sypps shall supply to SOMISY the Spare Parts detailed in the Spare Parts Inventory as set out in Part 3 of Exhibit 4, or such other Spare Parts as Sypps may in its absolute discretion require. Unless the Parties shall otherwise agree Sypps shall supply all Spare Parts ex works (in which case, the provisions of Section 4.1 shall apply mutatis mutandis).

           9.1.2 Following each Relevant Commercial Operations Date, or such other date agreed by the Parties, in the event that a Spare
                    Part is required for any of that Unit, its associated Plant and related Balance of Plant by

                    SOMISY, SOMISY shall cause the Operator to deliver an Order Form to Sypps substantially in the form set out in Part 4 of
                    Exhibit 4. Sypps shall use its reasonable endeavours to deliver ex works the Spare Parts detailed in such order within the time periods for such delivery in accordance with the Spare Parts Schedule.

9.2        STORAGE FACILITIES

           SOMISY shall provide storage facilities which, in the reasonable opinion of Sypps are sufficient to store the Spare Parts detailed in the Spare Parts Inventory, or such other Spare Parts as Sypps may in its absolute discretion require, in a secure and safe manner so as to prevent damage to the Spare Parts and to the standard required in order that when the same have been incorporated in the Plant they can be used in accordance with Good Utility Practice.

9.3        SPARE PARTS PAYMENT

           Sypps shall be entitled to receive the Spare Parts Payment and the Fixed Spare Parts Payment in accordance with Section 12.

9.4        SPARES FOR BALANCE OF FACILITY

           For the avoidance of doubt, SOMISY shall be responsible for procurement of, and payment for, the spare parts required for the Balance of Facility.


                                   SECTION 10

                                INCENTIVE REGIME


10.1       BASIS OF REGIME

           The payment regime under Section 12.2 will be subject to an incentive regime based upon a Guaranteed Contracted Capacity, Guaranteed Fuel Efficiency Rate and Guaranteed Lube Oil Consumption Rate, provided that:

           10.1.1   the Energy Support Agreement remains extant; or

           10.1.2 in the event that the Energy Support Agreement is terminated, a replacement contract is entered into by SOMISY after termination of the Energy Support Agreement, and:

                    (a) SOMISY shall have notified Sypps of the identity of the operator pursuant to such replacement contract prior to the commencement of the term; and

                    (b) Sypps shall have approved of such operator in writing prior to the commencement of such term (such approval to be based on a reasonable evaluation of such operator's competency and experience in respect of operation of electricity generating facilities of the same type, kind and quality as the Facility).

10.2       AVAILABILITY OF GUARANTEED CONTRACTED CAPACITY

           10.2.1 Subject to Section 10.1, during the Deferred Payment Period and subject to the terms and conditions of this Agreement, Sypps shall guarantee that the Unit shall be Available in accordance with the Guaranteed Contracted Capacity.

           10.2.2 SOMISY shall require the Operator to furnish to Sypps within 3 Business Days of the end of each month a statement showing the meter readings for energy produced during that month (such meter readings, unless adjusted in accordance with the Energy Support Agreement, shall be final and binding on both Parties) together with a report showing the scheduled and non-scheduled outages occurring during that month.

           10.2.3 If the Units have not provided Availability in accordance with the Guaranteed Contracted Capacity pursuant to Section
                    10.2.1 Sypps shall pay SOMISY liquidated damages for the shortfall in Availability of the Guaranteed Contracted Capacity calculated in accordance with Part 4 of Exhibit 10. Such damages shall be deductible from the payments otherwise to be made by SOMISY to Sypps pursuant to Section 12 to the extent that the calculation of such damages is undisputed by the Parties. If either Party wishes to dispute that the calculation of such damages is not in accordance with the formula or that any of the inputs other than the definition of LD are incorrect, it shall notify the other Party in writing of the existence of such dispute within 14 days. The dispute shall be resolved in accordance with the provisions of Section 17 and all amounts subsequently agreed or determined to be due and payable shall be paid by Sypps to SOMISY within seven days of resolution or determination of such dispute.

           10.2.4 If following the last Relevant Commercial Operations Date in time the Availability of the Units shall fall below 2.5MW for a continuous period exceeding 45 days due to a Catastrophic Technical Failure then:

                             (i) SOMISY shall reduce the load of the Mine by inter alia closing down such parts of the Mine as are necessary for that purpose;

                             (ii) Sypps shall, at Sypps' cost, seek to acquire temporary emergency hire generating sets sufficient to meet the load referred to above and to install the same at the Site within 21 days of the reduction of the load in accordance with paragraph (i) above;

                             (iii) if Sypps shall be unable or unwilling to
                                   acquire the emergency hire generating sets in accordance with paragraph (ii) above then without prejudice to its other rights hereunder SOMISY may seek to obtain emergency hire generating sets in substitution for those to be otherwise acquired by Sypps;

                             (iv) Sypps shall use all prudent and commercial endeavours to cause the reinstatement of the Units back to the Guaranteed Contracted Capacity but if it shall fail so to do within a period of 9 months following the reduction in load under paragraph (i) above then either Party may give notice to the other and such notice shall be treated as if it were a notice by SOMISY pursuant to Sections 16.11.2 and 16.12.1;

                             (v) Until either Sypps shall have caused the reinstatement of the Units back to not less than the Guaranteed Contracted Capacity pursuant to paragraph (iv) above, or notice shall have been given pursuant to paragraph
                                   (iv) above, the maximum liability of Sypps shall not exceed an amount equivalent to 12 x PPo where PPo is as defined in Part 1 of
                                   Exhibit 10.

10.3       GUARANTEED FUEL EFFICIENCY RATE

           10.3.1 Subject to Section 10.1, during the Deferred Payment Period and subject to the terms and conditions of this Agreement, Sypps shall guarantee to SOMISY the Guaranteed Fuel Efficiency Rate for the Units.

           10.3.2 Within 20 Business Days of each Quarter Day following a Relevant Commercial Operations Date SOMISY shall cause the Operator to calculate the Fuel Efficiency Rate of the Units in accordance with the procedure set out in Part 2 of
                    Exhibit 8.

           10.3.3 SOMISY shall ensure that the Operator shall monitor the devices to be used to measure the ambient temperature and will incorporate those readings accurately in any calculation referred to in Section 10.3.2. If Sypps shall request SOMISY for copies of those readings SOMISY will ensure that the Operator delivers to Sypps the same within 10 Business Days of that request.

           10.3.4   If the results of the calculation carried out pursuant to
                    Section 10.3.2 above are different from the Guaranteed Fuel Efficiency Rate then the variation shall be calculated in accordance with Part 2 of Exhibit 8.

10.4       GUARANTEED LUBE OIL CONSUMPTION RATE

           10.4.1 Subject to Section 10.1, during the Deferred Payment Period and subject to the terms and conditions of this Agreement, Sypps shall guarantee to SOMISY the Guaranteed Lube Oil Consumption Rate for the Units.

           10.4.2 Within 20 Business Days of the end of each 12 month period following a Relevant Commercial Operations Date SOMISY shall cause the Operator to calculate the Lube Oil Consumption Rate of the Units in accordance with the procedure set out in Part 3 of Exhibit 8.

           10.4.3 SOMISY shall ensure that the Operator shall monitor the devices to be used to measure the ambient temperature and will incorporate those readings accurately in any calculation referred to in Section 10.4.2. If Sypps shall request SOMISY for copies of those readings SOMISY will ensure that the Operator delivers to Sypps the same within 10 Business Days of that request.

           10.4.4   If the results of the calculation carried out pursuant to
                    Section 10.4.2 above are different from the Guaranteed Lube Oil Consumption Rate then the variation shall be calculated in accordance with Part 3 of Exhibit 8. In the event that the result of such calculation is positive then SOMISY shall be entitled to invoice Sypps for the Lube Oil Consumption Adjustment Payment. In the event that the result of such calculation is negative Sypps shall be entitled to invoice SOMISY for the Lube Oil Consumption Adjustment Payment.

10.5       NO GUARANTEES IN RESPECT OF BALANCE OF FACILITY

           For the avoidance of doubt, Sypps does not guarantee the availability, fuel consumption rate, lube oil consumption rate or any other parameter relating to performance of the Balance of Facility.


                                   SECTION 11

                            FUEL, WATER AND LUBE OIL


11.1       SUPPLY

           SOMISY shall be responsible for the supply of:

           11.1.1   Fuel in accordance with the Fuel Specification;

           11.1.2   water in accordance with the Water Specification;

           11.1.3   lube oil in accordance with the Lube Oil Specification; and

           11.1.4 other consumables except for those set out in the list of Spare Parts referred to in Part 3 of Exhibit 4.

11.2       TESTING

           11.2.1 SOMISY shall ensure that prior to the discharge from the road tanker on delivery of Fuel to the Facility the Operator carries out tests on that Fuel pursuant to the Energy Support Agreement to verify the fact that all Fuel meets the Fuel Specification as set out in Part 2 of Exhibit 9.

           11.2.2 SOMISY shall ensure that the Operator carries out random tests on the supply of water at intervals not exceeding seven (7) days to verify the fact that all water meets the Water Specification as set out in Part 3 of Exhibit 9.

           11.2.3 SOMISY shall ensure that the Operator carries out tests on all lube oil supplied to the Facility prior to such lube oil being discharged into the lube oil tanks or used in the Facility to verify the fact that all lube oil meets the Lube Oil Specification as set out in Part 4 of Exhibit 9.

           11.2.4 SOMISY shall ensure that the Operator provides not less than monthly copy test certificates relating to each and every delivery of Fuel and lube oil and relating to the water to both SOMISY and Sypps.

11.3       FAILURE OF TESTS

           11.3.1   In the event that the test certificates provided pursuant to
                    Section 11.2.4 indicate that a delivery of Fuel does not satisfy the Fuel Specification then SOMISY shall reject the same. If it shall fail so to do or if the Fuel tanks are filled or replenished with Fuel which has not been tested in accordance with Section 11.2.1, then until the out of specification Fuel shall have been removed and the Fuel tanks flushed and cleansed, Sypps shall be relieved, to the extent to which it is reasonable, of all obligations relating to Availability, Fuel Efficiency Rate and Lube Oil Consumption Rate of the Units and shall be entitled to continue to receive payments in accordance with Section 12.

           11.3.2   In the event that the test certificates provided under
                    Section 11.2.4 indicate that the water does not satisfy the Water Specification then to the extent that continued operation of one or more Units would not be in accordance with Good Utility Practice, Sypps shall, to the extent to which it is reasonable, be relieved of all obligations relating to Availability, Fuel Efficiency Rate and Lube Oil Consumption Rate of the Plant and shall be entitled to continue to receive payments in accordance with Section 12.

           11.3.3   In the event that test certificates provided pursuant to
                    Section 11.2.4 indicate that a delivery of lube oil does not satisfy the Lube Oil Specification then SOMISY shall reject the same. If it shall fail to do so or if the lube oil tanks are filled or replenished with lube oil which has not been tested in accordance with Section 11.2.3, then until the out of specification lube oil shall have been removed and the lube oil tanks flushed and cleansed, Sypps shall, to the extent to which it is reasonable, be relieved of all obligations relating to Availability, Fuel Efficiency Rate and Lube Oil Consumption Rate of the Plant and shall be entitled to continue to receive payments in accordance with
                    Section 12.

11.4       WASTE


           SOMISY shall be responsible for the disposal of the sludge from the centrifuge or other Fuel cleansing equipment and for the disposal of the waste lube oil and other used consumables and Sypps shall not be required to provide as part of the Plant facilities for the retention or disposal of the same.

                                   SECTION 12

                                   ACCOUNTING


12.1       BALANCE OF PLANT AND EXISTING FACILITY ACCOUNT

           12.1.1 In each month during the period up to and including the month in which the last Relevant Commercial Operations Date in time occurs SOMISY shall submit monthly accounts to Sypps in respect of the Balance of Plant procured by SOMISY in respect of payments made by SOMISY to Contractors up to a total aggregate not exceeding US$4.0 million.

           12.1.2 In the event that the aggregate of the monthly accounts submitted by SOMISY in accordance with Section 12.1.1 exceed the figure referred to in Section 12.1.1, the amount by which such aggregate exceeds the said figure shall be borne by SOMISY with no recourse to Sypps.

           12.1.3 On the last Relevant Commercial Operations Date in time Sypps shall owe to SOMISY a sum equal to the Consideration, such amount being the EF Debt as between the Parties. Unless this Agreement shall be terminated pursuant to Section 16 (in which case the consequences shall be dealt with in accordance with Section 16.16) then the EF Debt shall be redeemed only in accordance with Part 5 of Exhibit 10. Each month Sypps shall invoice SOMISY an amount equal to 1/120 of the Consideration.

12.2       FACILITY AND SPARES

           In each month of the Deferred Payment Period and following a Relevant Commercial Operations Date, Sypps shall submit to SOMISY by the seventh day of that month an invoice expressed in US Dollars showing the amounts due:

           12.2.1 in respect of the Plant, the Plant Payment calculated in accordance with Part 1 of Exhibit 10; and

           12.2.2 in respect of the BOP, the BOP Payment calculated in accordance with Part 2 of Exhibit 10; and

           12.2.3 in respect of Spare Parts which are dependent on hours run, the Spare Parts Payment calculated in accordance with Part 3 of Exhibit 10; and

           12.2.4 in respect of the Existing Facility, the Existing Facility Payment calculated in accordance with Part 5 of Exhibit 10;

           12.2.5 in respect of Spare Parts which are not dependent on hours run, the Fixed Spare Parts Payment calculated in accordance with Part 6 of Exhibit 10; and

           12.2.6   in respect of the incentive payments calculated pursuant to
                    Section 10 (either as an amount due from SOMISY to Sypps or as an amount due from Sypps to SOMISY) calculated in accordance with Part 4 of Exhibit 10.

12.3       SETTLEMENT OF INVOICE

           Any invoice delivered pursuant to Section 12.2 shall show amounts due net of tax and SOMISY shall settle such invoice delivered in accordance with Section 12.2 or any undisputed part of such invoice within 30 days of the date of its receipt.

12.4       INTEREST

           Without prejudice to Sypps's right to receive payment on the due date, if and to the extent that payment is not received on the due date, interest shall accrue on any sum due and payable to Sypps and outstanding from the due date for payment until receipt of such payment at the Rate of Interest (or such other rate as may be specified in this Agreement in respect of such payment) calculated on a daily basis and on the basis of a 365 day year.

12.5       BUSINESS DAY

           Where a payment falls to be made on a day which is not a Business Day, it shall be paid on the next following Business Day.

12.6       TAXATION

           All amounts payable under this Agreement by SOMISY to Sypps shall be paid free and clear of any assessment under Mali law to tax deductions or withholdings unless the assessment to tax deduction or withholding is required by law, in which event the amount payable by SOMISY shall be increased so as to ensure that the net amount received by Sypps will equal the full amount which it would have received had the benefit had no such assessment, deduction or withholding been made or incurred.

12.7       DISPUTED INVOICES

           If SOMISY wishes to dispute any amount (or any part of an amount) set out in an invoice delivered pursuant to Section 12.2, SOMISY shall notify Sypps in writing of the existence of such dispute within 14 days of receipt of the relevant invoice. The dispute shall be resolved in accordance with the provisions of Section 17 and all amounts subsequently agreed or determined to be due and payable including interest at the Rate of Interest shall be payable within seven days of resolution or determination of such dispute.

12.8       STATEMENT ERRORS

           In the event that either Party becomes aware of an error in a statement such Party shall as soon as reasonably practical after the discovery of the error notify the other Party of such error and Sypps or SOMISY (as the case may be) shall pay any amount due to the other without the addition of any interest in respect of such error within ten (10) Days of such notification, provided that no adjustment shall be made in respect of any statement in respect of which notification is given more than two years after the date of such statement.

12.9       PLACE, TIMING AND CURRENCY OF PAYMENT

           12.9.1 Notwithstanding anything to the contrary in this Agreement, all payments to be made by either Party under this Agreement, however denominated, shall be payable in US Dollars in accordance with this Section 12.9.

           12.9.2 Any payment that becomes due and payable on a day that is not a Business Day shall if not paid on the preceding Business Day be paid on the next succeeding Business Day

12.10      RECORDS

           Unless otherwise provided herein, either Party shall have the right, upon reasonable prior written notice to the other Party, to either examine or make copies or both (as the case may be) of the records and data of the other Party relating to this Agreement at any time during normal business hours during the period such records and data are required to be maintained. All such records and data shall be maintained for a minimum of two (2) years after the creation of such records or data and for any additional time period required under Applicable Law.


                                   SECTION 13

                                    INSURANCE


13.1       INSURANCES REQUIRED

           13.1.1 SOMISY shall, at its own cost and expense obtain and maintain, or cause to be obtained and maintained, from the date of this Agreement the policies of insurance, the minimum requirements of which are set out in Exhibit 5 in the amounts specified and during the period or periods mentioned in Exhibit 5. Sypps shall be named as one of a number of insureds with a severable interest on any such insurance procured by SOMISY.

           13.1.2 SOMISY shall be free at any time to increase the amounts of cover above the amounts therein specified, but SOMISY shall not reduce such amounts without the prior written consent of Sypps.

           13.1.3 SOMISY shall not be in breach of its obligations hereunder if and to the extent that any particular insurance is unavailable to it under commercially reasonable terms except where such non-availability shall be due to the act or neglect of SOMISY.

           13.1.4 If and to the extent an Insurable Event ceases to be insurable at reasonable commercial terms then the Parties shall meet to discuss methods of addressing the issue and unless the reason for the insurance no longer being so available shall arise out of the act or neglect of SOMISY then until insurance shall be so available at commercial terms the previously Insurable Event shall be deemed to be a Non-Insurable Event.

           13.2 SOMISY shall cause its insurers or agents to provide to Sypps copies of the insurance policies, certificates of insurance evidencing such policies and endorsements listed above. Failure by SOMISY to obtain the insurance coverage or certificates of insurance required by this Section 13 shall not in any way relieve or limit its obligations and liabilities under any provision of this Agreement. If SOMISY shall fail to procure or maintain any insurance required pursuant to this Section 13, then Sypps shall have the right to procure such insurance in accordance with the requirements of Exhibit 5 and shall be entitled to recover the premiums paid for such insurance from SOMISY on demand.

           13.3 Each Party shall provide to the other Party and the Operator any underwriters' reports or other reports received by either Party from any insurer; provided that neither Party shall disclose such reports to any other person without the relevant underwriter's consent.

           13.4 The proceeds of any insurance claim in respect of physical loss or damage to the Facility as a result of an Insurable Event shall be paid into an account in the name of Sypps and shall be applied towards the remedy of such loss or damage as soon as reasonably possible or, to the extent that either Party has already incurred reasonable costs in the remedy of such loss or damage, such proceeds shall be applied towards the reimbursement of such Party's reasonable costs. Any dispute in relation to the application of such proceeds shall be resolved in accordance with Section 17.

           13.5 SOMISY shall ensure that the policies of insurance for which it is responsible shall not be invalidated as regards the respective rights and interests of SOMISY and Sypps and that the insurers will not seek directly or indirectly to avoid any liability under any of the policies to SOMISY or Sypps because of any act, neglect, error or omission made by any other insured under the policy concerned (whether occurring before or after inception of the policy), including, without limitation, any failure by any such other insured to disclose any material fact, circumstance or occurrence, any misrepresentation by any such other insured, any breach or non-fulfilment by any such other insured whether or not any such fact, neglect, error or omission could, if known at the time, have affected any decision by the insurers to grant the policy, to agree any particular term or terms to the policy (including without limitation this provision) and the amount in relation to the policy or to liability which might arise thereunder.


                                   SECTION 14

                         INSURABLE/NON-INSURABLE EVENTS


14.1       OBLIGATION TO NOTIFY

           14.1.1 If by reason of an Insurable or Non-Insurable Event a Party claims that it is wholly or partially unable to carry out its obligations under this Agreement, the affected Party shall:

                    (a) give the other Party notice of the event(s) as soon as practicable, but in any event, not later than forty-eight (48) hours after the affected Party becomes aware of the occurrence of that event or those events or, if the means of providing such notice within such period is not available, not later than six (6) hours after the resumption of the means of providing such notice;

                    (b) give the other Party a second notice, describing that event or those events in reasonable detail and, to the extent that it can be reasonably determined at the time of the second notice, providing a preliminary evaluation of the obligations affected, a preliminary estimate of the period of time that the affected Party will be unable to perform the obligations, and other relevant matters as soon as practicable, but in any event, not later than seven (7) days after the initial notice of the occurrence of the Insurable or Non-Insurable Event(s) is given by the affected Party; and

                    (c) when appropriate or when reasonably requested to do so by the other Party, shall provide further notices to the other Party more fully describing the event or events and its cause or causes and providing or updating information relating to the efforts of the affected Party to avoid and/or to mitigate the effect or effects thereof and estimates, to the extent practicable, of the time that the affected Party reasonably expects it will be unable to carry out any of its affected obligations due to that event or those events.

           14.1.2 The affected Party shall also provide notice to the other Party of (i) with respect to an ongoing Insurable or Non-Insurable Event, the cessation of that event, and (ii) the affected Party's ability to recommence performance of its obligations under this Agreement, as soon as practicable after becoming aware of each of (i) and (ii) above, but in any event (and subject to the accommodation in Section
                    14.1.1 which shall apply, mutatis mutandis, where means of providing such notice within such period is not available), not later than seven (7) days after becoming so aware.

           14.1.3 Failure by the affected Party to give notice of an Insurable or Non-Insurable Event to the other Party within the periods required by Section 14.1.1 shall not prevent the affected Party from giving such notice at a later time; provided however, that in such case, the affected Party shall not be excused from any failure or delay in complying with its obligations under or pursuant to this Agreement until the notice required by Section 14.1.1 has been given. If such notice is given within the forty-eight (48) hour period or six (6) hour period as required by Section 14.1.1, then unless the provisions of Section
                    14.2 apply, the affected Party shall be excused from such failure or delay pursuant from the date of commencement of the relevant event provided that no Insurable Event or Non-Insurable Event shall excuse the late payment of money when due.

14.2       MITIGATION

           The Parties shall discuss what steps are reasonably required to restore the affected Party's ability to perform its obligations under this Agreement which are affected by an Insurable or Non-Insurable Event and shall endeavour to reach agreement as to how the effects of the Insurable or Non-Insurable Event may best be mitigated.

14.3       PRIOR TO OPERATIONAL PHASE

           14.3.1 In the event of the occurrence of an Insurable or Non-Insurable Event prior to the delivery of Plant ex works in accordance with Section 4.1, subject to Section 14.1.3, Sypps shall not be liable for any failure or delay in performing its obligations (other than an obligation to make a payment) under or pursuant to this Agreement to the extent that such failure or delay in performance has been caused or contributed to by one or more Insurable or Non-Insurable Events or its effect or their effects or by any combination thereof.

           14.3.2 In the event of the occurrence of an Insurable Event or Non-Insurable Event prior to the Relevant Commercial Operations Date but after the delivery of the relevant Plant ex works in accordance with Section 4.1 then unless the same was caused by the neglect or wilful default of Sypps, SOMISY shall pay to Sypps from each Relevant Target Commercial Operations Date:

                    (a) the Plant Payment calculated in accordance with Part 1 of Exhibit 10;

                    (b) the BOP Payment calculated in accordance with Part 2 of Exhibit 10;

                    (c)   the Spare Parts Payment calculated in accordance with
                          Part 3 of Exhibit 10;

                    (d) the Existing Facility Payment calculated in accordance with Part 5 of Exhibit 10; and

                    (e) the Fixed Spare Parts Payment calculated in accordance with Part 6 of Exhibit 10.

           14.3.3 In respect of physical loss or damage occurring to the Facility or a relevant part thereof in the event of the occurrence of an Insurable Event prior to the Relevant Commercial Operations Date but after the delivery of the relevant Plant ex works in accordance with Section 4.1:

                    (a) SOMISY shall procure the replacement or repair of either or both any Balance of Plant and Existing Facility so lost or damaged and the provisions of Sections 5.3 and 5.4 shall have effect as if the replacement or repair of the Balance of Plant was its initial procurement;

                    (b) Sypps shall be responsible for the replacement or repair of any Plant so lost or damaged;

                    (c)   the provisions of Section 13.4 shall apply;

                    (d) Sypps shall bear the deductible under the relevant policies of insurance unless the damage shall have been caused by SOMISY or persons for whom SOMISY shall be responsible and subject thereto Sypps shall pay to SOMISY out of the account referred to in Section 13.4 the reasonable costs properly incurred in carrying out its obligations under Section

                          14.3.3(a) up to the amount of the insurance proceeds received in respect of either or both the Balance of Plant and Existing Facility, and

                    (e) SOMISY shall pay to Sypps from the Relevant Target Commercial Operations Date the amounts appearing in paragraphs (a) to (e) inclusive of Section 14.3.2.

           14.3.4 Subject to Section 14.3.2, in the event of the occurrence of a Non-Insurable Event prior to a Relevant Commercial Operations Date but after the delivery of Plant ex works in accordance with Section 4.1, SOMISY shall have the option to terminate this Agreement in accordance with Section 16.14.

14.4       DURING OPERATIONAL PHASE

           14.4.1 In the event of the occurrence of a Non-Insurable Event after a Relevant Commercial Operations Date being a breakdown (including machinery or equipment breakdown) of that part of the Facility which is the subject of the Relevant Commercial Operations Date and which shall not have been caused by any of the intervening act of a third party (which for this purpose shall exclude the Operator), the occurrence of an Insurable Event, or the act or default of
                    SOMISY:

                    (i) if the breakdown (including machinery or equipment breakdown) shall relate to the Plant, Sypps shall not be relieved of its obligations under this Agreement; and

                    (ii) if the breakdown (including machinery or equipment breakdown) shall relate to the Balance of Plant, SOMISY shall be entitled to apply any proceeds of the BOP Warranties, if any, towards its reasonable costs properly incurred in procuring the replacement or repair of the Balance of Plant.

                    (iii) if the breakdown (including machinery or equipment
                          breakdown) shall relate to the Existing Facility, SOMISY shall be entitled to apply any proceeds of the Existing Facility Warranties, if any, towards its reasonable costs properly incurred in procuring the replacement or repair of the Existing Facility; and

           14.4.2 Subject to Section 14.4.1, in the event of the occurrence of an Insurable or Non-Insurable Event following a Relevant Commercial Operations Date, SOMISY shall pay:

                    (a) the Plant Payment calculated in accordance with Part 1 of Exhibit 10;

                    (b) the BOP Payment calculated in accordance with Part 2 of Exhibit 10;

                    (c)   the Spare Parts Payment calculated in accordance with
                          Part 3 of Exhibit 10;

                    (d) the Existing Facility Payment calculated in accordance with Part 5 of Exhibit 10; and

                    (e) the Fixed Spare Parts Payment calculated in accordance with Part 6 of Exhibit 10.

           14.4.3 In respect of physical loss or damage occurring to the Facility or the relevant part thereof in the event of the occurrence of an Insurable Event following a Relevant Commercial Operations Date:

                    (a) SOMISY shall procure the replacement or repair of either or both any Balance of Plant and Existing Facility so lost or damaged and the provisions of Sections 5.3 and 5.4 shall have effect as if the replacement or repair of the Balance of Plant was its initial procurement;

                    (b) Sypps shall be responsible for the replacement or repair of any Plant so lost or damaged;

                    (c)   the provisions of Section 13.4 shall apply; and

                    (d) Sypps shall bear the deductible under the relevant policies of insurance unless the damage shall have been caused by SOMISY or persons for whom SOMISY shall be responsible and subject thereto Sypps shall pay to SOMISY, out of the account referred to in Section 13.4, the reasonable costs properly incurred in carrying out its obligations under Section 14.4.3(a), up to the amount of the insurance proceeds received in respect of either or both the Balance of Plant and the Existing Facility.

           14.4.4 Subject to Section 14.4.2, in the event of the occurrence of a Non-Insurable Event following a Relevant Commercial Operations Date, SOMISY shall have the option to terminate this Agreement in accordance with Section 16.14.

           14.4.5 Without prejudice to the provisions of this Section 14, in the event of the occurrence of an Insurable Event or Non-Insurable Event at any time prior to the Final Payment date, SOMISY may elect to accelerate payment pursuant to
                    Section 15.3.


                                   SECTION 15

                                  FINAL PAYMENT


15.1 Subject to Section 15.3, SOMISY shall pay the Final Payment to Sypps on the Final Payment Date, at which point title in the Plant, Balance of Plant and the Existing Facility shall pass to SOMISY, provided that SOMISY has performed all of its obligations under this Agreement in relation to any matters which are then the subject of an arbitration, dispute or any other form of proceedings.

15.2 SOMISY may, subject to extending the term of the Energy Support Agreement for a like period, no earlier than 6 months prior to the Final Payment Date and no later than 2 months prior to the Final Payment Date, give notice to Sypps that it wishes to extend this Agreement by a further period of up to 5 years and if Sypps is so willing, the Parties shall endeavour to agree the terms for such extension in substantially the same form as this Agreement and if they do so agree, incorporating those terms in a supplemental agreement.

15.3 At any time before the Final Payment Date SOMISY may elect to accelerate payment pursuant to this Agreement upon giving two months' prior notice and upon payment to Sypps of the amount set out in Part 8 of Exhibit 10.

15.4 Following the passing of title in the Plant, Balance of Plant and the Existing Facility pursuant to Section 15.1, Sypps shall be released from all obligations under or in connection with this Agreement except for those in relation to any matters which are then the subject of an arbitration, dispute or any other form of proceedings.


                                   SECTION 16

                                   TERMINATION


16.1 Subject to this Section 16, this Agreement may only be terminated by either Party on the expiry of the Deferred Payment Period pursuant to Sections 15.1, 15.2 or 15.3 as the case may be.

16.2 This Agreement may be terminated in accordance with its terms by Sypps prior to the expiry of the Term on the occurrence of any of the following:

           16.2.1 a failure by SOMISY to satisfy any of the Suspensive Conditions set out in Section 2.1 by the Cut-off Date;

           16.2.2   a SOMISY Termination Event;

           16.2.3   a SOMISY Event of Default in accordance with Section 16.8.

16.3       FAILURE TO MEET SUSPENSIVE CONDITIONS

           16.3.1 Subject to Section 16.3.2, if SOMISY fails to satisfy or procure the satisfaction of any of the conditions set out in
                    Section 2.1 prior to the Cut-off Date, Sypps shall be entitled to:

                    (a) terminate this Agreement by giving notice to SOMISY and such termination shall take effect immediately on delivery of such notice; and

                    (b)   recover the Fixed Default Amount from SOMISY.

           16.3.2 If a date other than the Cut-off Date is agreed between the Parties as contemplated by Section 2.2, Sypps shall be entitled to terminate this Agreement in accordance with
                    Section 16.3.1 on such other date as is agreed between the Parties.

16.4       SOMISY TERMINATION EVENT

           The occurrence of any of the following events, unless such event shall have occurred solely as a result of a breach by Sypps of its obligations under this Agreement, shall constitute a "SOMISY Termination Event":

           16.4.1 Abandonment of the Mine or a substantial part of the operations thereof;

           16.4.2 SOMISY is declared insolvent, or an application is made for the insolvency of SOMISY;

           16.4.3 SOMISY applies for suspension of payment, whether provisionally or otherwise;

           16.4.4 SOMISY is unable to pay its debts as they fall due or admits its inability to pay its debts as they fall due;

           16.4.5 SOMISY stops, suspends, or threatens to stop or suspend payment of all or any part of its debts or makes an arrangement with or for the benefit of any creditor or creditors in respect of or affecting all or a material part of its indebtedness, or any step (including any proposal or convening of any meeting) is taken with a view to such an arrangement;

           16.4.6 SOMISY is dissolved or a notice or application for the dissolution of SOMISY, whether by the relevant companies registration authority or otherwise, is made;

           16.4.7 a general meeting of the shareholders of SOMISY is convened for the purpose of considering any resolution for the dissolution, for an application for the insolvency or for an application for suspension of payment, whether provisional or otherwise, of SOMISY, or an event occurs which leads to the dissolution of SOMISY according to its articles of association;

           16.4.8 a material part of the assets of SOMISY is seized and such seizure is not discharged within three days;

           16.4.9 there occurs in relation to SOMISY any event under the laws applicable to SOMISY which corresponds with or is analogous to any of those mentioned in Sections 16.4.1 to 16.4.8 (inclusive);

           16.4.10 the control over the business of SOMISY is directly or indirectly changed other than involving an Affiliate and only for so long as such company shall remain an Affiliate of SOMISY, or other than involving the restructuring of the JCI and Randgold groups of companies resulting from negotiation between those groups of companies taking place on or about the date of this Agreement or any of the shares in SOMISY are sold, transferred or otherwise disposed of or purported to be disposed of or changed or otherwise encumbered (other than in accordance with the financial arrangements consented to by Sypps in accordance with
                    Section 18) and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of SOMISY. In the event that control over the business of SOMISY is intended to be so changed or any of the shares are intended to be sold, transferred or otherwise disposed of and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of SOMISY, SOMISY shall seek the consent of Sypps, such consent not to be unreasonably withheld or delayed. In the event that any of the shares are sold, transferred or otherwise disposed of, any change in control over the business of the party receiving the shares shall amount to a SOMISY Event of Default.

16.5       SYPPS' RIGHT TO TERMINATE FOR SOMISY TERMINATION EVENT

           Upon the occurrence of a SOMISY Termination Event, Sypps may terminate this Agreement immediately by giving notice to SOMISY of the occurrence of the relevant SOMISY Termination Event and stating that this Agreement is accordingly terminated and such termination shall take effect immediately upon delivery of such notice.

16.6       SOMISY EVENT OF DEFAULT

           The occurrence of any of the following events, unless any such event shall have occurred solely as a result of a breach by Sypps of its obligations under this Agreement, shall constitute a "SOMISY Event of Default":

           16.6.1 any default by SOMISY in the performance of its obligations under this Agreement;

           16.6.2 any breach by SOMISY in the performance of its obligations under any other agreement to which SOMISY is a party to the extent that such breach might, in the reasonable opinion of Sypps, have a material adverse effect on the ability of SOMISY to comply with its obligations under this Agreement;

           16.6.3 any representation or warranty of SOMISY made to Sypps which is or proves to be incorrect when made or repeated in any respect which Sypps reasonably considers to be material;

           16.6.4   a failure by SOMISY to make payments in accordance with
                    Section 12 and Exhibit 10 for one month;

           16.6.5 refusal by SOMISY to allow Sypps or the Operator access to the Site or any other act or omission on the part of SOMISY which prevents the Plant being used in accordance with Good Utility Practice;

           16.6.6 in the event that the control over the business of SOMISY is directly or indirectly changed, or any of the shares in SOMISY are sold, transferred or otherwise disposed of or encumbered and such sale, transfer, disposal or encumbrance results in a change in control over the business of SOMISY a failure by SOMISY to procure that the party, or parties, which then have control over the business of SOMISY enter into a form of guarantee in substantially the same terms as are set out in Exhibit 1,

           SOMISY shall notify Sypps immediately upon becoming aware of the occurrence of any Termination Event or any SOMISY Event of Default.

16.7       NOTICE PERIOD AND REMEDIAL ACTION BY SOMISY

           16.7.1 Upon Sypps becoming aware of the occurrence of a SOMISY Event of Default, may give notice to SOMISY specifying the relevant SOMISY Event of Default and requiring SOMISY, at SOMISY's option, either:

                    (a) to remedy or otherwise overcome each SOMISY Event of Default SOMISY specified in such notice within 30 days of delivery of such notice; or

                    (b)   other than in the case of an event under Section
                          16.6.4 (in which case only paragraph (a) above shall apply) to propose in writing, within 21 days of receipt of such notice, a reasonable programme for the remedying of or otherwise overcoming each SOMISY Event of Default specified in such notice.

           16.7.2   If SOMISY shall propose such a programme in accordance with
                    Section 16.7.1(b), Sypps shall within 28 days of receipt of such programme, notify SOMISY that it either accepts or does not accept the programme as being capable of remedying or otherwise overcoming each relevant SOMISY Event of Default. If Sypps shall fail to give notice within such

                    28 day period, it shall be deemed to have accepted such programme. If Sypps shall notify SOMISY that it does not accept such programme, the Parties shall endeavour in good faith to agree any necessary amendments to the programme. Any dispute shall be resolved in accordance with Section 17. SOMISY shall, immediately following acceptance by Sypps of the relevant programme (or resolution of any dispute relating to such programme), implement such programme.

16.8       ENTITLEMENT FOR SYPPS TO TERMINATE

           If:

           16.8.1   any SOMISY Event of Default notified in accordance with
                    Section 16.7.1 shall not have been remedied or otherwise overcome before expiry of the period referred to in Section 16.7.1(a); or
           16.8.2 SOMISY shall have proposed a programme pursuant to Section 16.7.1(b) which has been accepted by Sypps or has been established in accordance with Section 17, but SOMISY shall have failed to remedy or overcome to the reasonable satisfaction of Sypps the relevant SOMISY Event of Default or otherwise carry out the appropriate course of action to the satisfaction of Sypps in accordance with such programme; or

           16.8.3 where SOMISY shall have submitted a programme for the remedy of or otherwise overcoming of the relevant SOMISY Event of Default in accordance with Section 16.7.1(b), such programme is not accepted or agreed by Sypps in accordance with
                    Section 16.7.2 and the outcome of any dispute resolution in accordance with Section 17 does not find against such non-acceptance; or

           16.8.4   SOMISY shall have failed to remedy in accordance with
                    Section 16.7.1 any Event of Default notified to SOMISY by Sypps pursuant to Section 16.7.1 before the expiry of the period referred to in such notice or SOMISY shall have failed to provide a programme, in accordance with Section 16.7.1(b), acceptable to Sypps before the expiry of the period referred to in such notice, or, where SOMISY has provided a programme for remedying or otherwise overcoming such SOMISY Event of Default acceptable to Sypps, SOMISY shall have failed to remedy or otherwise overcome the SOMISY Event of Default in accordance with such programme,

           Sypps may terminate this Agreement by giving notice to SOMISY and such termination shall take effect immediately upon service of such notice by Sypps or upon such later date as may be specified in the notice.

16.9       SYPPS TERMINATION EVENT

           The occurrence of any of the following events, unless such event shall have occurred solely as a result of a breach by SOMISY of its obligations under this Agreement, shall constitute a "Sypps Termination Event":

           16.9.1 Abandonment of the Plant and Balance of Plant or a substantial part of the operations thereof;

           16.9.2 Sypps is declared insolvent, or an application is made for the insolvency of Sypps;

           16.9.3 Sypps applies for suspension of payment, whether provisionally or otherwise;

           16.9.4 Sypps is unable to pay its debts as they fall due or admits its inability to pay its debts as they fall due;

           16.9.5 Sypps stops, suspends, or threatens to stop or suspend payment of all or any part of its debts or makes an arrangement with or for the benefit of any creditor or creditors in respect of or affecting all or a material part of its indebtedness, or any step (including any proposal or convening of any meeting) is taken with a view to such an arrangement;

           16.9.6 Sypps is dissolved or a notice or application for the dissolution of Sypps, whether by the relevant companies registration authority or otherwise, is made;

           16.9.7 a general meeting of the shareholders of Sypps is convened for the purpose of considering any resolution for the dissolution, for an application for the insolvency or for an application for suspension of payment, whether provisional or otherwise, of Sypps, or an event occurs which leads to the dissolution of Sypps according to its articles of association;

           16.9.8 a material part of the assets of Sypps is seized and such seizure is not discharged within three days;

           16.9.9 there occurs in relation to Sypps any event under the laws applicable to Sypps which corresponds with or is analogous to any of those mentioned in Sections 16.9.1 to 16.9.8 (inclusive);

           16.9.10 the control over the business of Sypps is directly or indirectly changed other than involving an Affiliate and only for so long as such company shall remain an Affiliate of Sypps, or more than 50% of the shares in Sypps are sold, transferred or otherwise disposed of or purported to be disposed of or changed or otherwise encumbered and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of Sypps. In the event that control over the business of Sypps is intended to be so changed or more than 50% of the shares are intended to be sold, transferred or otherwise disposed of and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of Sypps, Sypps shall seek the consent of SOMISY, such consent not to be unreasonably withheld or delayed. In the event that any of the shares are sold, transferred or otherwise disposed of, any change in control over the business of the party receiving the shares shall amount to a Sypps Event of Default

16.10      SOMISY'S RIGHT TO TERMINATE FOR SYPPS TERMINATION EVENT

           Upon the occurrence of a Sypps Termination Event, SOMISY may terminate this Agreement immediately by giving notice to Sypps of the occurrence of the relevant Sypps Termination Event and stating that this Agreement is accordingly terminated and such termination shall take effect immediately upon delivery of such notice.

16.11      SYPPS EVENT OF DEFAULT

           The occurrence of any of the following events, unless any such event shall have occurred solely as a result a breach by SOMISY of its obligations under this Agreement, shall constitute a "Sypps Event of Default":

           16.11.1 any material default by Sypps in the performance of any of its material obligations under this Agreement;

           16.11.2 failure of the Units to achieve Guaranteed Contracted Capacity for a period of 9 consecutive months, unless such event shall have occurred as a result of the occurrence of:

                    (a)   a SOMISY Event of Default; or

                    (b)   an Insurable Event; or

                    (c)   a Non-Insurable Event.

           16.11.3 any representation or warranty of Sypps made to SOMISY which is or proves to be incorrect when made or repeated in any respect which SOMISY considers to be material;

           Sypps shall notify SOMISY immediately upon becoming aware of the occurrence of any Sypps Event of Default.

16.12      NOTICE PERIOD AND REMEDIAL ACTION BY SYPPS

           16.12.1 Upon SOMISY becoming aware of the occurrence of a Sypps Event of Default, SOMISY may give notice to Sypps specifying the relevant Sypps Event of Default and requiring Sypps, at Sypps's option, either:

                    (a) to remedy or otherwise overcome each Sypps Event of Default specified in such notice within 21 days of delivery of such notice; or

                    (b) other than in a case of failure by Sypps to make payment (in which case only paragraph (a) above shall apply) to propose in writing, within 14 days of receipt of such notice, a reasonable programme for the remedying of or otherwise overcoming each Sypps Event of Default specified in such notice.

           16.12.2  If Sypps shall propose such a programme in accordance with
                    Section 16.12.1(b), SOMISY shall within 28 days of receipt of such programme, notify Sypps that it either accepts or does not accept the programme as being capable of remedying or otherwise overcoming each relevant Sypps Event of Default. If SOMISY shall fail to give notice within such 28 day period, it shall be deemed to have accepted such programme. If SOMISY shall notify Sypps that it does not accept such programme, the Parties shall endeavour in good faith to agree any necessary amendments to the programme. Any dispute shall be resolved in accordance with Section 17. Sypps shall, immediately following acceptance by SOMISY of the relevant programme (or resolution of any dispute relating to such programme), implement such programme.

16.13      ENTITLEMENT FOR SOMISY TO TERMINATE FOR SYPPS EVENT OF DEFAULT

           If:

           16.13.1  any Sypps Event of Default notified in accordance with
                    Section 16.12.1 shall not have been remedied or otherwise overcome before expiry of the period referred to in Section 16.12.1(a); or

           16.13.2 Sypps shall have proposed a programme pursuant to Section 16.12.1(b) which has been accepted by SOMISY or has been established in accordance with Section 17, but Sypps shall have failed to remedy or overcome to the reasonable satisfaction of SOMISY the relevant Sypps Event of Default or otherwise carry out the appropriate course of action to the satisfaction of SOMISY in accordance with such programme; or

           16.13.3 where Sypps shall have a submitted a programme for the remedy of or otherwise overcoming of the relevant Sypps Event of Default in accordance with Section 16.12.1(b), such programme is not accepted or agreed by SOMISY in accordance with Section
                    16.12.2 and the outcome of any dispute resolution in accordance with Section 17 does not find against such non-acceptance; or

           16.13.4  Sypps shall have failed to remedy in accordance with Section
                    16.12.1 any Sypps Event of Default notified to Sypps by SOMISY pursuant to Section 16.12.1 before the expiry of the period referred to in such notice or Sypps shall have failed to provide a programme, in accordance with Section 16.12.1(b), acceptable to SOMISY before the expiry of the period referred to in such notice, or, where Sypps has provided a programme for remedying or otherwise overcoming such Sypps Event of Default acceptable to SOMISY, Sypps shall have failed to remedy or otherwise overcome the Sypps Event of Default in accordance with such programme, SOMISY may terminate this Agreement by giving notice to Sypps and such termination shall take effect immediately upon service of such notice by SOMISY or upon such later date as may be specified in the notice.

16.14      UNECONOMIC EFFECT

           If pursuant to either or both Sections 14.3.2 and 14.4.2 SOMISY is obliged to make payments for a period exceeding 24 months then it may give one month's notice to Sypps terminating this Agreement.

16.15      ENERGY SUPPORT AGREEMENT

           Sypps shall be entitled to terminate this Agreement in the event that the Energy Support Agreement is terminated or if the same is terminated through the default of the Operator and a replacement contract is entered into by with an operator which is not acceptable to Sypps (such acceptance not to be unreasonably withheld or delayed in the case of a proposed operator of international repute), by giving notice to SOMISY stating that this Agreement is accordingly terminated and such termination shall take effect immediately upon delivery of such notice.



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


16.16      CONSEQUENCES OF TERMINATION

           16.16.1 If this Agreement is terminated by Sypps pursuant to Sections 16.5 or 16.8, or by SOMISY pursuant to Section 16.14, Sypps shall be entitled to recover from SOMISY the Termination Prices calculated in accordance with Parts 8 and 10 respectively of Exhibit 10;

           16.16.2  If this Agreement is terminated by SOMISY pursuant to
                    Section 16.10 or 16.13 then SOMISY shall pay to Sypps the Termination Prices calculated in accordance with Part 9 of
                    Exhibit 10 save that if paragraph (iv) of Section 10.2.4 shall apply then the amount paid shall be the CTF Termination Price;

           16.16.3 If this Agreement is terminated by Sypps pursuant to Section 16.15:

                    (i) due to a default by the Operator, Sypps shall be entitled to recover from SOMISY the Termination Prices calculated in accordance with Part 9 of Exhibit 10;

                    (ii) due to the the occurrence of a Non-Insurable Event, Sypps shall be entitled to recover from SOMISY the Termination Prices calculated in accordance with Part 10 of Exhibit 10;

                    (iii) under any other circumstances within Section 16.15,
                          Sypps shall be entitled to recover from SOMISY the Termination Prices calculated in accordance with Part 8 of Exhibit 10.

           16.16.4  Upon full payment of the amounts payable under Sections
                    16.16.1 or 16.16.3 above to Sypps the provisions of Section 15 shall have effect as if the same were the Final Payment;

           16.16.5 If this Agreement is terminated pursuant to this Section 16, the EF Debt will be deemed to be fully redeemed and title in the Existing Facility shall revert to SOMISY.

                                   SECTION 17

                               DISPUTE RESOLUTION


17.1       SENIOR MANAGEMENT

           17.1.1 Each Party shall notify the other Party of a member of senior management who shall be authorised to resolve any dispute on its behalf.

           17.1.2 If a dispute arises that cannot be settled by the Parties through informal discussions, either Party may (but shall not be compelled to) refer the dispute to the Persons designated pursuant to Section 17.1.1 for further consideration and attempted resolution within thirty (30) days after the dispute has been referred to such Persons (or such longer period as the Parties may agree).

17.2       ARBITRATION

           17.2.1 In the event of any dispute arising under this Agreement it shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce.

           17.2.2   In all cases of arbitration:

                    (a) arbitration shall take place in London (or such other place as the Parties may agree);

                    (b)   the language of the arbitration shall be English; and

                    (c) the costs of the arbitration shall be borne by the losing Party.

           17.2.3 Arbitration shall be conducted by a sole arbitrator appointed by mutual agreement of the Parties. This arbitrator unless the Parties shall agree otherwise shall be of a nationality other than that of the Parties and shall have extensive experience in the electricity industry.

           17.2.4 In the event that the Parties cannot agree on the choice of arbitrator, arbitration shall be conducted by three arbitrators named in accordance with the rules and regulations of the International Chamber of Commerce.

           17.2.5 The Parties agree that the decision or award of the arbitrators shall be final and binding and agree to execute the decision rendered by the arbitrators without delay and hereby waive any rights of appeal. The execution of the decision may be carried out by any tribunal having jurisdiction.

           17.2.6 Provided that if the dispute to be referred to arbitration under this Agreement raises issues which are substantially the same as or connected with issues raised in a related dispute between SOMISY and the Operator under the Energy Support Agreement and if the related dispute has already been referred for determination to an arbitrator, SOMISY and Sypps hereby agree that the dispute under this Agreement shall be referred to the arbitrator appointed to determine the related dispute and the provisions of this Section 17 shall apply.

17.3       NO IMMUNITY; ENFORCEMENT; COSTS AND EXPENSES

           As to all disputes between the Parties under this Agreement, each of SOMISY and Sypps unconditionally and irrevocably:

           17.3.1 agrees, to the extent that such Party may now or hereafter be entitled in any jurisdiction to claim for itself or its property, assets or revenues immunity (whether by reason of sovereignty or otherwise) in respect of its obligations under this Agreement from service of process, suit, jurisdiction of any court, judgment, order, award, attachment (before or after judgment or award), set-off, execution of a judgment or other legal process, and to the extent that in any such jurisdiction there may be attributed to such Party or any of its property, assets or revenues such an immunity (whether or not claimed), not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction;



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


           17.3.2 consents generally in respect of the enforcement of any judgment against it in any such proceedings in England and/or the Republic of Mali and to the giving of any relief or the commencement of any process in connection with such proceedings (including, without limitation, the making, enforcement or execution against or in respect of any property whatsoever irrespective of its use or intended use); and

           17.3.3 consents that all costs and expenses related to any judicial proceeding to enforce any arbitration award shall be paid by the Party that resists the enforcement of such award.

17.4       APPOINTMENT OF AGENTS FOR SERVICE OF PROCESS

           With respect to any proceedings for enforcement of an award pursuant to Section 17.3 against assets of either Party brought in any court of competent jurisdiction in England or the Republic of Mali:

           17.4.1 each Party shall appoint, before the Relevant Commercial Operations Date, an agent to receive for and on its behalf service of process in such jurisdiction in any such enforcement proceedings;

           17.4.2 each Party agrees to maintain in the Republic of Mali duly appointed process agents (or appoint replacement agents and promptly notify the other Party of such replacement agents); and/or

           17.4.3 each Party agrees that failure by any such process agent to give notice of any process to it shall not impair the validity of such service or of any judgment based thereon.

                                   SECTION 18

                       TRANSFER OF RIGHTS AND OBLIGATIONS


18.1 Except as expressly provided in this Agreement, no rights or obligations under this Agreement may be transferred by either Party in whole or in part, without the prior written consent of the other Party as it may in its absolute discretion and upon such terms as it may in its absolute discretion determine save that where such transfer is to an Affiliate such consent shall not be unreasonably withheld or delayed, provided that either Party may assign its rights and obligations under this Agreement to an Affiliate if such
           Affiliate: (i) agrees in writing to assume all obligations and liabilities of the assigning Party under, and to be bound by all of the terms, conditions and provisions of, this Agreement, (ii) has provided the non-assigning Party with evidence to the reasonable satisfaction of the non-assigning Party that such Affiliate has the creditworthiness and operational ability to perform the assigning Party's obligations under this Agreement; and

18.2 After any assignment contemplated by Section 18.1 above, the assigning Party shall have no further obligations or liabilities under this Agreement. Unless expressly agreed to by the other Party, no assignment (other than an assignment under Section 18.1 above), whether or not consented to, shall relieve the assignor of its obligations hereunder in the event its assignee fails to perform.

18.3 Save as expressly provided in this Agreement, SOMISY shall not create any security right or other interest over any of its rights under this Agreement without the prior written consent of Sypps in its absolute discretion and upon such terms as it may in its absolute discretion determine. Where Sypps agrees to the creation of a security right or other interest it will be prepared to enter into a direct agreement with SOMISY's Lenders or an agent thereof in substantially the same terms set out in Exhibit 14.

                                   SECTION 19

                         ADJUSTMENT DUE TO CHANGE IN LAW


19.1       ADJUSTMENT DUE TO CHANGE IN LAW, IMPORT TAXES, INCENTIVES AND
           BENEFITS

           19.1.1 If the direct or indirect cost of the design, construction, Commissioning and completion of the Facility, or of the supply of Spare Parts changes as a result of a Change in Law, or the economic benefit to Sypps, or any relevant incentive to Sypps, under this Agreement changes as a result of a Change in Law, the payments under this Agreement (as appropriate) shall be adjusted to compensate for the direct or indirect cost, loss or saving or increase (as the case may be) in economic benefit resulting from such Change in Law from the date it was effective. Sypps shall submit to SOMISY a certificate setting forth in reasonable detail the basis of, and the calculations for, such adjustments.

           19.1.2 Within twenty (20) Days after the date of such certificate, SOMISY shall notify Sypps whether it disagrees with any of the calculations in the certificate. If SOMISY notifies Sypps of its disagreement the Parties agree to meet within twenty (20) Days and negotiate in good faith alternative adjustments to the payments as appropriate to protect the economic value of the Agreement to the Parties.

           19.1.3 In the event that SOMISY agrees with the certificate or fails to notify its disagreement within the period specified in Section 19.1.2 above, this Agreement shall be amended promptly by the Parties in accordance with Section 21.1 to reflect such adjustments.

           19.1.4 The Parties shall attempt to resolve any dispute regarding adjustments pursuant to this Section 19.1 as expeditiously as possible in accordance with Section 17.1. If the Parties are unable to resolve the dispute in this manner, the dispute shall be resolved in accordance with the procedures described in remainder of Section 17.

           19.1.5 In the event that SOMISY fails to pass to Sypps any economic benefit or incentive referred to in Section 19.1.1, the payments under this Agreement (as appropriate) shall be adjusted to reflect either or both such taxes paid and the benefit of such incentives not received by Sypps.


                                   SECTION 20

                              INTELLECTUAL PROPERTY

           Sypps shall make available and to the extent that it is able so to do through prudent commercial practices cause its suppliers to make available to SOMISY free of charge for use by SOMISY solely in relation to the exploitation of the Mine a non-exclusive licence or sub-licence for the use of design data (other than proprietary data relating to machinery and equipment and retained by the relevant manufacturer for commercially confidential reasons) developed for the Project.


                                   SECTION 21

                                  MISCELLANEOUS


21.1       AMENDMENT

           This Agreement may be amended only by a supplemental agreement to this Agreement signed by both Parties.

21.2       NO WAIVER

           21.2.1 Save as otherwise expressly provided in this Agreement, nothing done or omitted to be done by Sypps or any of Sypps's representatives whether for the purposes of this Agreement or otherwise shall relieve SOMISY of any of its obligations under this Agreement.

           21.2.2 No delay or forbearance by either Party in exercising any right, power, privilege or remedy under this Agreement shall operate to impair or be construed as a waiver of such right, power, privilege or remedy.

                    Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other right, power, privilege or remedy.

21.3       LIABILITY

           21.3.1 Without prejudice to the provisions of Section 16 or Exhibit 10, neither Party shall be liable to the other Party in contract, tort, warranty, strict liability, or any other legal theory for any indirect, consequential, incidental, punitive or exemplary damages, nor shall either Party be liable to the other Party for any fines and penalties incurred by that other Party. Neither Party shall have any liability to the other Party for breach of this Agreement except as expressly provided in this Agreement; provided, however, that this provision is not intended to constitute a waiver of any rights of one Party against the other with regard to matters unrelated to this Agreement or to any activity not contemplated by this Agreement.

           21.3.2 Sypps' liability (whether in contract, tort or otherwise) arising out of or in connection with this Agreement shall not exceed USUS$2 million in any one year or US$8 million during the Term.

21.4       SURVIVAL

           The expiry or early termination of this Agreement shall not relieve the Parties of obligations which by their nature should survive such expiry or termination. including, without limitation, the following:-
           Section 1, Section 6, Section 8.5, Section 11, Section 12, Section 15, Section 16, Section 17, Section 18, Section 20 and this Section 21.

21.5       FURTHER ASSURANCE

           Each Party agrees to execute and deliver all such further instruments and do and perform all such further acts and things as shall be necessary or expedient for the carrying out of the provisions of this Agreement.

21.6       NOTICES

           21.6.1 All notices under this Agreement shall be in writing and all certificates, notices or written instructions to be given under the terms of this Agreement shall be served, in timely fashion, by sending the same by registered post with confirmation of receipt, facsimile or by leaving the same at the addresses specified in Exhibit 11.

           21.6.2 Either Party may change its nominated postal address, facsimile number by prior notice to the other Party. Notices given by registered post shall be effective upon the earlier of (i) actual receipt and (ii) 7 days after mailing. Notices given by facsimile shall be deemed to have been received where there is confirmation of uninterrupted transmission by a transmission report and where there has been no telephonic communication by the recipient to the sender (to be confirmed in writing) that the facsimile has not been received in legible form either (a) within 2 hours after sending if sent on a Business Day and between the hours of 9 a.m. and 4 p.m.; or (b) by 11 a.m. on the next following Business Day if sent after 4 p.m. on a Business Day but before 9 a.m. on that next following Business Day. In each case the reference to time shall be in respect of the local time at the place of receipt of the notice.

21.7       CONFIDENTIALITY

           Each Party shall hold in confidence all commercially and technically sensitive documents and information in relation to this Agreement and the carrying out of the obligations thereunder and shall not publish or otherwise disclose the same except:-

           21.7.1   with the other Party's prior written consent;

           21.7.2 as may necessarily be required by law, any relevant stock exchange or other competent regulatory authority;

           21.7.3 as Sypps may require for the purpose of the design, construction, commissioning or completion of the Plant in the event of termination of this Agreement;

           21.7.4 that which is in or enters the public domain other than as a result of a breach of the obligations imposed by this
                    Section 21.7; or

           provided that the provisions of this Section 21.7 shall not restrict either Party from either or both passing such documents and information to its professional advisers or associates who have first agreed in writing to be bound by the provisions of this Section 21.7 and each Party may, subject to appropriate confidentiality restrictions, pass to actual or proposed lenders such documents and other information as is reasonably required by the actual or proposed lenders in connection with the raising of finance for the either or both the gold mine concession or the Facility. Any Party making documents or information available to a third party pursuant to this
           Section 21.7 shall procure that such third party shall first enter into a written confidentiality agreement in respect of such documents or information in substantially the same terms as those contained in this Section 21.7.

21.8       NON-BINDING PROVISIONS

           If any one or more of the provisions of this Agreement shall become or shall prove to be illegal, unenforceable or non-binding, the other provisions of this Agreement shall remain in force and the Parties shall enter into negotiations in good faith to replace any such illegal, unenforceable or non-binding provisions by provisions which are legal, enforceable and binding and which deviate as little as possible, having regard to the purpose and objects of this Agreement, from the intent of such illegal, unenforceable or non-binding provisions. If the Parties shall be unable to agree, within 90 days of becoming aware that a provision is illegal, unenforceable or non-binding, on the replacement of that provision, the matter shall be referred for resolution in accordance with Section 17.

21.9       ENTIRE AGREEMENT

           This Agreement supersedes any previous agreement, arrangement or understanding between the Parties in relation to the matters dealt with in this Agreement and represents the entire understanding between the Parties in relation to such matters as of the date hereof.

21.10      APPLICABLE LAW

           This Agreement shall be governed and construed in accordance with the law of England and Wales.

           IN WITNESS WHEREOF the Parties have executed this Agreement in the presence of the witnesses by their duly authorised representatives on the day and year first mentioned above.

SOMISY:



By:/s/ DAVID ASHWORTH                                By:
   -------------------------                         ---------------------------

Name: DAVID ASHWORTH

Title: DIRECTOR



WITNESSED BY:



By:/S/ John Berry                                    By:
   -------------------------                         ---------------------------

Name: John Berry

Title:  Legal Counsel



SYPPS:



By:/s/ Paul M. Caley                                 By:
   -------------------------                         ---------------------------

Name: Paul M. Caley

Title: Vice President



WITNESSED BY:

By:/s/ Leslie R. Dann                                  By:
   -------------------------                          --------------------------

Name: Leslie R. Dann

Title: Development Manager


                                    EXHIBIT 1

                           FORM OF RANDGOLD GUARANTEE


DEED OF GUARANTEE, dated as of     day     of (as amended, supplemental or
otherwise modified from time to time in accordance with the terms hereof) this "Guarantee Agreement" between Randgold Resources Limited, having its registered office at La Motte Chambers, St Helier, Jersey, JE1 1BJ and Randgold & Exploration Company Limited, having its registered office at 5 Press Avenue, Selby, Johannesburg 2025, South Africa (each a "Guarantor" and together the
"Guarantors") and Sypps having its registered office at [        ] (the "Project
Company").

WHEREAS

(A) SOMISY, a majority owned subsidiary of Randgold Resources Limited, and the Project Company have entered into the Deferred Terms Agreement.

(B) This guarantee is given in satisfaction of Clause 2.1 of the Deferred Terms Agreement and it is a condition of the Project Company entering into the Deferred Terms Agreement that the Guarantors enter into this Guarantee Agreement.

NOW, THEREFORE, it is agreed as follows:

Section 1.       Definitions
                 -----------

Unless expressly defined herein or the context requires otherwise, capitalised terms shall have the same meanings as set out in the Deferred Terms Agreement. The following capitalised terms shall have the meanings herein specified, and shall include in the singular number the plural and in the plural number the singular:

"Deferred Terms Agreement" the agreement dated [   ] between the Project Company
and SOMISY for the supply of electrical capacity and energy to a mine in Syama, Republic of Mali;

"Guaranteed Obligations" shall mean all of the obligations and liabilities of SOMISY under the Deferred Terms Agreement.


Section 2.       Guarantee
                 ---------

(a) Subject to this Section 2, each Guarantor severally, and also jointly with the other Guarantor, hereby absolutely, irrevocably and unconditionally guarantees the due and punctual payment of all the Guaranteed Obligations and hereby agrees that in the event that SOMISY shall fail to make due and punctual payment of any Guaranteed Obligation not disputed in good faith in an aggregate amount exceeding five thousand US dollars ($5,000) properly payable under or arising from or with respect to the Deferred Terms Agreement, the Guarantors shall pay to the Project Company such sums within twenty one (21) Business Days of a written demand from the Project Company the Guarantors are entitled to all benefits, limitations and defences in respect of the Guaranteed Obligations afforded to SOMISY under the Deferred Terms Agreement.

(b) The Guarantee Agreement shall be a continuing guarantee and shall remain operative and in full force and effect until all of the Guaranteed Obligations have been performed in full.

(c) This Guarantee Agreement and the liability of the Guarantors hereunder shall remain in full force and effect and shall in no way be affected or impaired by, and no notice to the Guarantors shall be required, in respect of:

(i) any compromise, waiver, settlement, release, renewal, extension, indulgence, change in or modification of any of the obligations and liabilities of SOMISY under the Deferred Terms Agreement, except to the extent that SOMISY has been so relieved (except that this Guarantee Agreement and the liability of the Guarantors hereunder shall not extend to any additional or increased obligations and liabilities of SOMISY under the Deferred Terms Agreement as a result of any such compromise, waiver, settlement, release, renewal, extension, indulgence, change in or modification unless the prior written consent thereto of the Guarantors, expressly referring to this Guarantee Agreement, shall have been obtained in connection therewith);

(ii) the enforcement or absence of enforcement of the Deferred Terms Agreement or any security or any release of security;

(iii) the winding-up (or equivalent) of SOMISY or the Guarantors or any other person or any step being taken for any such winding-up or dissolution (or equivalent); or

(iv) the material illegality, invalidity or unenforceability of or any material defect in any provision of the Deferred Terms Agreement.

(d) Notwithstanding anything to the contrary herein contained, the Guarantors shall not be obliged to perform any of the Guaranteed Obligations hereunder until a demand by the Project Company shall have been made upon the Guarantors specifying in detail each of the Guaranteed Obligations which shall not have been performed by SOMISY and five (5) Business Days shall have elapsed after receipt by the Guarantors of such demand.

(e) If the Project Company having received any payment from the Guarantors pursuant to any of its obligations hereunder, should receive, after the making of such payment by the Guarantors, any payment or distribution with respect thereto, the Project Company shall remit such payment to the Guarantors promptly, but in any event within five (5) business Days after receipt thereof.


Section 3.       Guarantors' Representations
                 ---------------------------

Each Guarantor severally, and also jointly with the other Guarantor, represents and warrants to the Project Company as of the date hereof that:

(a) each Guarantor is a [public limited company] duly organised, validly existing under the laws of [ ] and has full power, authority and legal rights to execute and deliver, and to perform its obligations under, this Guarantee Agreement;

(b) each Guarantor has taken all necessary corporate and legal action to authorise the guarantee hereunder on the terms and conditions of this Guarantee Agreement and to authorise its execution, delivery and performance of this Guarantee Agreement.

(c) this Guarantee Agreement has been duly executed and delivered by each Guarantor, and constitutes the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganisation, moratorium or other laws affecting the rights of creditors generally, and (ii) general principles of equity.

Section 4.       Merger or Consolidation
                 -----------------------

If the Guarantors are party to a merger or consolidation in which the Guarantors are not the surviving corporations, or sell all or substantially all of their assets, then the Guarantors shall procure that the surviving corporations or the person to which such sale has been made, as the case may be, shall have assumed all of the Guarantors' obligations hereunder, to the extent same shall not have occurred by the operation of law.


Section 5.       Costs of Enforcement
                 --------------------

The Guarantors agree to hold the Project Company harmless from and against any and all loss, liability or expense (including, without limitation, the reasonable fees and disbursements of counsel for the Project Company) which may be sustained or incurred by or on behalf of the Project Company in enforcing any obligation of the Guarantors hereunder.


Section 6.       Successors and Assigns
                 ----------------------

The Guarantee Agreement shall be binding upon and inure to the benefit of the Guarantors and the Project Company and their respective successors and permitted assigns. This Guarantee Agreement shall not be deemed to create any right in any person, nor be construed in any respect to be a contract, in whole or in part, for the benefit of any person, except the parties hereto and their respective successors and permitted assigns. This Guarantee Agreement may not be assigned by either party without first having obtained written consent of the other.


Section 7.       Termination
                 -----------

Unless earlier terminated pursuant to Section 2(b) and 4, this Guarantee Agreement shall automatically terminate upon the performance in full of all the Guaranteed Obligations.


Section 8.       Miscellaneous
                 -------------

(a) Except as expressly otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the parties hereto shall be deemed to have been duly given or made only when delivered in writing or by telecopy to the party to which such notice, request, demand, consent, instruction or other communication is required or permitted to be given or made hereunder, at the addresses or telecopy numbers of the parties, and to the attention of the person, specified below, or to such other addresses, telecopy number or attention as either party may hereafter specify to the other in writing:


                 (i)    If to the Guarantors:


                        Address:       PO Box 82291
                                       Southdale 2135
                                       South Africa

                        Attention:


                        Facsimile:     [            ]

                 (ii)   If to Project Company:

                        Address:

                        Attention:

                        Facsimile: [       ]


Any notice or other communication referred to herein given in accordance with this Section 8 shall be deemed to be delivered (i) if sent by hand delivery when received, (ii) if sent by mail, seven days after such communication is deposited in the mail with first-class postage prepaid, addressed or aforesaid, (iii) if sent by facsimile, when such facsimile is transmitted and oral or electronic receipt of confirmation is obtained by the sender (iv) in the case of delivery by an internationally recognised express courier service, two Business Days after delivery to such service, or (v) if sent by other means, when received at the addresses notified in this Section 8.

(b) The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Guarantors of the Project Company would otherwise have. No waiver of any of the terms and conditions of this Guarantee Agreement, and no notice to or demand on the Guarantors or the Project Company in any case shall entitle the Guarantors or the Project Company, as the case may be, to any other or further notice or demand in similar or other circumstances, or constitute the waiver of the rights of the Guarantors or the Project Company to any other or further action in any circumstances without notice or demand.

(c) This Guarantee Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with, and governed by, the laws of England and the parties hereby submit to the exclusive jurisdiction of the English courts.

(d) This Guarantee Agreement may not be changed orally but only by an instrument in writing signed by the Guarantorsand the Project Company, and obligations hereunder may not be waived except by an instrument in writing executed and delivered by the party granting such waiver.

(e) The headings of the several sections of this Guarantee Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guarantee Agreement.

(f) Any provision of this Guarantee Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

This Guarantee Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Guarantee Agreement to be duly executed and delivered as a deed by their duly authorised officers or representatives as of the date first above written.

Signed as a deed by [Guarantor]
acting by [               ] and
[                     ]

Director:


Director/secretary:


Signed as a deed by [Guarantor]
acting by [               ] and
[                    ]


Director:


Director/secretary:


Signed as a deed by [Project Company]
acting by [               ] and
[                    ]


Director:


Director/secretary:

                                    EXHIBIT 2

                          OFFSHORE ACCOUNT ARRANGEMENTS


1. Sypps shall, unless paid from another source, be paid all sums properly due and owing under this Agreement out of the Offshore Bank Account as defined in the Tri-Partite Agreement among Sypps, SOMISY and Randgold Resources Limited a copy of which appears in the annexure to this
         Exhibit 2.

2. The Parties together with Randgold Resources Limited shall execute the Tri-Partite Agreement a copy of which appears in the annexure to this
         Exhibit 2.

                              TRI-PARTITE AGREEMENT


This Tri-Partite Agreement is dated as of __________ day of ____________ 2000 (this "Tri-Partite" Agreement) between ROLLS-ROYCE POWER VENTURES LIMITED ("Sypps") registered in and in accordance with the laws of [___] under number [_____]; SOCIETE DES MINES DE SYAMA ("SOMISY") a majority owned subsidiary of Randgold Resources Limited registered in and in accordance with the laws of the Republic of Mali under number 3724; and RANDGOLD RESOURCES LIMITED having its registered office at La Motte Chambers, St Helier, Jersey JE1 BJ ("RRL").

WHEREAS this Tri-Partite Agreement is entered into pursuant to paragraph 2 of
Exhibit 2 to the Deferred Terms Agreement made between SYAMA and Sypps.

NOW THEREFORE it is agreed as follows:


1.       DEFINITIONS

         Unless expressly defined or the context requires otherwise, capitalised terms shall have the same meanings as set out in the Deferred Terms Agreement save that the following capitalised terms shall have the meanings herein specified, and shall include in the singular number the plural and in the plural the singular:

         DEFERRED TERMS AGREEMENT     the agreement dated [ ] between SOMISY and
                                      Sypps for the sale and purchase of
                                      generating and other equipment together
                                      with the supply of spare parts and other assistance as therein set out.

         IFC means the International Finance Corporation, an international organisation established by Articles of Agreement among its member countries.

         THE SECURITY AGREEMENT       means the Security and Reserve Account
                                      Agreement dated June 2, 1998 among SOMISY,
                                      IFC and Citibank., N.A.

         THE OFFSHORE BANK ACCOUNT    means the bank account set out or referred
                                      to in the Statement of Cash Cascade.

         THE STATEMENT OF CASH        means the statement appearing in Appendix
         CASHCADE                     1 to this Tri-Partite Agreement.


2.       OFFSHORE ACCOUNT

         2.1 RRL hereby warrants to Sypps that the statements set out in the Statement of Cash Cascade are correct.

         2.2 Pursuant to the Security Agreement, SOMISY has created in favour of IFC, inter alia, a first priority security interest in, and a security assignment of, the Offshore Bank Account and all funds held therein or credited thereto. SOMISY warrants that it has not assigned, pledged or granted to any party other than IFC any security interest in the Offshore Bank Account and/or in the funds held therein or credited thereto. For the avoidance of doubt, the parties hereto agree that neither this agreement nor the Deferred Terms Agreement nor any other agreement arising hereunder or thereunder creates, or is intended to create, any security interest in, grant any pledge or otherwise encumber the Offshore Bank Account in favour of Sypps or any of its Affiliates (as such term is defined in the Deferred Terms Agreement).

         2.3 In the event that the Offshore Bank Account shall cease to be held in accordance with paragraph 1 of the Statement of Cash Cascade then SOMISY shall, with the prior written consent of IFC, cause a substitute bank account to be opened at a bank of international repute outside the Republic of Mali. The provisions of this Tri-Partite Agreement shall apply to such substitute account as if it were the Offshore Bank Account.

3.       ADDITIONAL CHARGES OF THE OFFSHORE BANK ACCOUNT

         In the event that either or both SOMISY and RRL with the prior written consent of IFC permit any party other than IFC to take a charge by way of security or shall grant any pledge or otherwise encumber the Offshore Bank Account then and in any such case either or both SOMISY and RRL (as the case may be) shall issue such authorisations as shall be appropriate and shall secure that the additional holder or holders of such security shall so permit to the intent that Sypps shall receive from the Offshore Bank Account as an operational expense of the Mine such amount or amounts as are properly due and owing under this Tri-Partite Agreement.

4.       TERMINATION

         This Tri-Partite Agreement shall expire on the expiration of the term or on receipt by Sypps of all sums properly payable in the event of the earlier termination of the Deferred Terms Agreement.

5.       PROPER LAW

         This Tri-Partite Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the Laws of England and Wales, the parties hereby submit to the non-exclusive jurisdiction of the English Courts and SOMISY hereby irrevocably appoints RRL to accept service of all proceedings on its behalf.

6.       SERVICE

         The address for service for Sypps shall be as appears in the Deferred Terms Agreement or such other address as may be notified in accordance with its terms. The address for services of RRL shall be at its registered office from time to time copied to PO Box 82291, Southdale 2135, South Africa.

IN WITNESS WHEREOF the parties have caused the Tri-Partite Agreement to be duly executed and delivered as a deed by their duly authorised Officers or representatives as of the date first above written.

SIGNED by

......................................................

for and on behalf of ROLLS-ROYCE POWER VENTURES LIMITED





SIGNED by

......................................................

for and on behalf of SOCIETE DES MINES DE SYAMA





SIGNED by

......................................................

for and on behalf of RANDGOLD RESOURCES LIMITED

                                   APPENDIX 1

                    STATEMENT OF CASH CASCADE FOR SYAMA MINE

7. The gold is purchased ex Mine by NM Rothschilds and payment is made within 2 Business Days of delivery into the SOMISY account with Citibank Branch 940 New York, USA under account number 36215695 bearing title Randgold SOMISY.

7.1 The above-referenced SOMISY account is subject to a first priority security interest and security assignment in favour of IFC, created by SOMISY pursuant to the Security Agreement.

8. Subject to IFC's rights and interest in such SOMISY account, payments may only be made out of the account in accordance with the mandate requiring any authorisation to be signed by authorised persons who are employed by Randgold Resources Limited. Any change in signatory can only be with the consent of the existing signatories.

9. SOMISY is only entitled under its current arrangements with the Mali Government and in accordance with Mali law to hold two bank accounts, one onshore Mali and the other offshore. The onshore account will receive funds from the offshore account which will be used to discharge local liabilities of SOMISY.

10. In addition to payments to the onshore account the offshore account shall be utilised to:-

10.1     discharge trade creditors;

10.2 discharge, unless discharged out of other funds of Randgold Resources Limited, the debt service to SOMISY's Lenders;

10.3 pay management and other fees properly payable to Randgold Resources Limited; and

10.4     discharge inter-company debts.

11. Payments to Randgold Resources Limited are made either to its rand bank account in South Africa or to a bank account held in Jersey, Channel Islands, with National Westminster Bank plc.

                                    EXHIBIT 3

                                      PART 1
                                      PLANT

ORIGIN UK
5012 Engine                                                      2 Units
Turbo-chargers                                                   2 Pairs
Engine holding down bolts (set of 42)                            2 Sets
Resin chocking                                                   9 Pallets
Engine Flexibles (set of 4)                                      2 Sets
Exhaust transition pieces                                        2 Sets
Air intake transition pieces                                     2 Units
Platforms and ladders                                            2 Sets
Flexible coupling                                                2 Units
Oil mist detector                                                2 Units
Motor driven compressor                                          2 Units
Compressor control panel                                         1 Unit
Starting Air Receiver                                            2 Units
Strainer assemblies                                              2 Units
Filter / drier assembly                                          2 Units
Lubricating oil filter and cooller module                        2 Units
Fill valve assembly                                              2 Units
Diesel transfer pump                                             2 Units
Flowmeter assembly                                               2 Units
Fuel oil bus rail module                                         2 Units
Control oil module                                               2 Units
Exhaust details (Silencer, Manifold and spares)                  2 Sets
Exhaust flexibles (turbocharger side)                            4 Units
Exhaust flexible (silencer side)                                 2 Units
Charge air filter, site mounted                                  2 Units
Charge air silencer                                              2 Units
Charge air flexibles                                             4 Units
Jacket water thermostat                                          2 Units
Secondary cooling water thermostat                               2 Units
Jacket water heating module (attached to engine)                 2 Units
Air blast cooler                                                 2 Units
Special engine tools                                             1 Units


ORIGIN FINLAND
AC Generator                                                     2 Units

ORIGIN SOUTH AFRICA
Generator neutral earthing contactor board                       2 Units
Generator neutral earthing resistor                              2 Units
LV Engine Auxiliary MCC, including local LV cables               2 Units
24V DC batteries and charger                                     1 Unit
Engine Control Panels                                            1 Set

                                     PART 2
                                BALANCE OF PLANT


Those items maked with a "*" shall be Sourced by Sypps in accordance with
Section 5.3

FUEL TREATMENT
Mobile fuel oil treatment module*                                 1 Unit

GAS OIL SYSTEM
Piping, filters and valves for Gas Oil fuel ring main             1 Lot
10m^3 gas oil header tank,                                        1 Unit

LUBRICATING OIL SYSTEM
Pipes, pumps, filters and valves for lubricating oil system*      1 Lot
Lubricating oil storage tank                                      1 Unit

COMPRESSED AIR SYSTEM
Piping and valves for compressed air system*                      1 Lot

COOLING SYSTEM
Jacket water piping, filters, pumps and valves*                   1 Lot
Jacket water header/expansion tank                                2 Unit
Jacket water first fill of chemicals                              1 Lot
Secondary water piping, filters, pumps and valves*                1 Lot
Secondary water header/expansion tank                             2 Unit
Secondary water first fill of chemicals                           1 Lot

CHARGE AIR SYSTEM
Ducting                                                           1 Lot

EXHAUST SYSTEM
Exhaust air ducting                                               1 Lot
Insulation for exhaust air ducting*                               1 Lot
Exhaust gas vents                                                 1 Lot

FIRE FIGHTING SYSTEM
Mobile foam generator                                             1 Unit
Fire fighting hose reel                                           2 Unit
Fire detection and alarms systems                                 1 Lot
Piping and valves                                                 1 Lot
CO2 or dry power extinguisher                                     7 Unit

SLUDGE AND WASTE OIL SYSTEM
Engine fuel oil drain tank                                        1 Unit
Engine fuel oil drain piping, pumps and valves*                   1 Lot
Oil/water separator*                                              1 Lot
Drainage pumps*                                                   2 Unit
Sludge transfer pump unit                                         1 Unit

Sludge tank                                                       1 Unit
Piping, pumps and valves for water oil system*                    1 Lot

TREATED WATER SYSTEM
Piping, pumps and valves for potable water system*                1 Lot
Water treatment plant*                                            1 Unit
Piping, pumps and valves for water treatment system*              1 Lot

STEEL STRUCTURES
Steel structures for charge air duct and silencer support*        1 Lot
Steel structures for exhaust duct and silencer support*           1 Lot
Steel structures to support tanks*                                1 Lot
Raised steel floor                                                1 Lot
Building extension                                                1 Lot
Overhead crane extension                                          1 Lot

ELECTRICAL
11kV generator circuit breakers, including metering               1 Unit
3.3kV neutral earthing compensator                                1 Unit
MV and LV cables and cable terminations and supports*             1 Lot
Station MCC*                                                      1 Unit
Station small power and distribution board                        1 Unit
24V DC charger and batteries for second engine system             1 Set
Safety earthing                                                   1 Lot

INSTRUMENTATION
Fiscal meters for lubrication oil and engine cooling water*       1 Lot

TOOLS
Facilities for analysing fuel, water and lubrication oil*         1 Lot
Workman tools                                                     1 Lot

SITE FACILITIES
Extension to existing engine house, including new headblock       1 Lot
Plumbing and sanitary installation in new headblock               1 Lot
Lighting, indoor and outdoor*                                     1 Lot
Lightning rod(s)                                                  1 Set
Furniture for office, document store, workshop and store*         1 Lot
Shelves                                                           1 Lot
Lockers, cabinets*                                                1 Lot
Extension to overhead travelling crane rails                      1 Lot
Air conditioning for office, toilets and workshop*                1 Lot
Office                                                            1 Unit
Fire fighting pump shelter                                        1 Unit
Foundations for all structures, modules, tanks and buildings      1 Lot
Bund walls around fuel storage and treatment areas                1 Lot
Roads inside Facility boundary                                    1 Lot
Parking area                                                      1 Lot
Sewage system                                                     1 Lot
Drainage system                                                   1 Lot

Telephone system                                                          1 Lot
Security systems                                                          1 Lot
Fence around Facility                                                     1 Lot

MATERIALS
Materials for civil and building works.                                   1 Lot
Materials for mechanical works, e.g., welding rods, nuts, bolts,
steel sections                                                            1 Lot
Materials for electrical and C&I works, e.g. cable lugs, core numbers,
insulation tape, cable ties.                                              1 Lot

                                     PART 3
                                EXISTING FACILITY

EXISTING FACILITY
Gas Oil fuel transfer pump                                               1 Unit
Air receiver                                                             1 Unit
Air compressor for instrument air                                        1 Unit
MTU diesel generator sets complete with auxiliaries, switchgear and
building                                                                 2 Sets
FBM diesel generator sets complete with auxiliaries, switchgear and
building                                                                10 Sets
Station auxiliary transformers                                           2 Units
FBM engine complete                                                      1 Lot
Overhead travelling crane                                                1 Unit

                                     PART 4
                             TECHNICAL REQUIREMENTS

1-       INTRODUCTION

This Exhibit 3, Part 4 describes the Facility and the associated technical details as follows.


2-       DESCRIPTION OF THE FACILITY


2.1-     GENERAL

The Facility shall be located in the area designated by SOMISY for the operation of the Facility, which shall operate under the following conditions:


           Altitude:                            300 metres above sea level

           Maximum ambient temperature          45 (degrees) C

           Minimum ambient temperature          10 (degrees) C

           Design ambient temperature           37 (degrees) C

           Ground bearing capacity              150 kPa


All contracted and guaranteed levels of Availability, Fuel Efficiency Rate and electrical limits are quoted at the Site, which includes the average ambient temperature of 37 (degrees) C and a minimum power factor of 0.8.

Generally, save to the extent the Existing Facility is non-compliant, the Facility shall be designed and built according to the industry standards, incorporating harmonised European Standards, British Standards and Codes of Practice relevant to the Works.


THE FACILITY SHALL INCLUDE THE FOLLOWING:

Perimeter fence;

Road and access area within the Facility Site boundary;

Drainage;

Earthing grid;

Fire detection and hydrant system together with fire pump;

Main Facility building (including engine & auxiliaries)

Bulk Distillate Diesel Oil (DDO) storage facilities;

Lubricating oil storage facilities;

Radiators;

Office, mess room, shower & toilet room, control and electrical room, workshop and dedicated storage area.

Engines (Allen 5012) together with associated alternators;

Engine auxiliaries including: lube-oil treatment module, cooling module, fuel modules;

Starting air system;

Electrical MV system;

Electrical LV system;

DC and control system;

Intercom system;

Facilities for analysing Fuel, water and lube oil;

Mechanical and electrical building services lighting, small power, ventilation and AC, plumbing and sanitary facilities, fire alarm system);

Existing MTU and FBM generator sets; and

Any works inside the Facility boundary.


THE FACILITY SPECIFICALLY EXCLUDES:

All roads outside the Facility Site boundary;

The provision and maintenance of housing for the staff of Sypps and the Operator;

The existing 3.3kV distribution switchgear and cables; and

Any works outside the Facility Site boundary.


A list of equipment supplied as part of the Facility is given in Parts 1, 2 and 3 of this Exhibit.


3        INTERCONNECTION POINTS

3.1      WATER

POTABLE WATER

SOMISY shall supply potable water within the Facility. Such water shall be for domestic usage. The estimated daily usage by the Facility is 1m^3/day and such supply shall be through a 50mm pipe at a minimum pressure of 7bar(g). The interface point shall be at the Facility boundary at a flange the size of which shall be specified by Sypps.


SAND-FILTERED WATER

SOMISY shall supply sand-filtered raw river water within the Facility for the cooling system filling and top up; turbocharger water washing; and firefighting. The estimated daily usage by the Facility is 1m^3/day.

Such supply shall be through a 100mm pipe at a minimum pressure of 4bar(g) and the interface point shall be the inlet flange of the Facility water treatment tank.


3.2      SEWAGE AND DRAINAGE

The Facility sewage and drainage system shall be connected to the Mine's systems at the Facility boundary.

The Facility drainage system shall incorporate an interceptor trap to normal industrial standards.


3.3      GAS OIL FUEL

The point of supply of the GO fuel shall be at a flange within the Facility boundary as identified by Sypps.


3.4      LUBE-OIL

SOMISY shall supply the lubrication oil necessary for the Facility at the inlet valve of the bulk lubrication oil storage tank. The Lube Oil Specification is included in Part 4 of Exhibit 8.


3.5      ROADS

This point of interface of the Facility roads with the incoming roads to the Facility is at the Facility boundary.


3.6      ELECTRICAL

The electrical interface shall be as follows:

The Facility interconnection point shall be at the outgoing terminals of the Facility's 3.3kV or 11kV equipment that connects the Facility to the Mine.


3.7      EARTHING

The earthing connection between the Mine and the Facility shall be supplied, installed and maintained by SOMISY (including supply and installation of necessary cables, trays, supports, glands, lugs and termination kits). The interface with the Mine earth system shall be at the Facility border.


3.8      OIL WASTE AND SLUDGE

The interconnection point for the removal of oil waste and sludge from the Facility shall be the outlet flange of the sludge drain pump within the Facility boundary.

3.9      TELEPHONE.

SOMISY shall install a complete phone system to the Facility that operates on the same system as SOMISY with 2 lines for international dialling.


4        ELECTRICAL LIMITS


ELECTRICAL REQUIREMENT

- The Facility includes 2 Units and 10 existing medium speed diesel generators.

-        The installed capacity of the Units shall be 11.4MW at Site conditions.

-        The Units shall be designed to provide the Guaranteed Contracted
         Capacity.

- Each Unit shall be able to deliver 5.7MW, at the generator terminals, at a Site temperature of 37 (degrees) C.


FACILITY ELECTRICAL DESIGN:

- Generally, the electrical equipment incorporated in the Facility shall comply with IEC standards/regulations.

-        Frequency: 50hz.+/- 5% (steady load) at Facility bus-bar.

                                    EXHIBIT 4

                                     PART 1
                                SHIPMENT SCHEDULE

Sypps shall arrange for shipment of Plant in accordance with the following Shipment Schedule. For the purpose of this Part 1 of Exhibit 4, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.



           ------------------------------------------------ -----------------------------------------------
           ITEM OF PLANT                                    DATE OF SHIPMENT (WEEKS AFTER BASE DATE)
           ------------------------------------------------ -----------------------------------------------
           ------------------------------------------------ -----------------------------------------------
           Unit 1                                                                 4
           ------------------------------------------------ -----------------------------------------------
           Unit 1 auxiliaries                                                     6
           ------------------------------------------------ -----------------------------------------------
           Unit 2, its associated auxiliaries and station                        14
           common systems
           ------------------------------------------------ -----------------------------------------------


                                     PART 2
                              SPARE PARTS SCHEDULE

This Part 2 of Exhibit 4 shall apply only to the Units.



PART DESCRIPTION                                      REQUIRED EVERY ... HOURS      EX-WORKS DELIVERY IN WEEKS
FUEL OIL FILTER                                                 1000                           1
LUB OIL FILTER                                                  1000                           1
INJECTOR OVERHAUL PACK                                          6000                           4
CRANKCASE DOOR KIT                                              6000                           4
N01 INTER SERVICE JOINTS (12 CYLINDER)                          6000                           4
CRANKCASE VALVE JOINTS                                          6000                           4
CYLINDER HEAD FITTING PACK                                     12000                           4
PISTON RING PACK                                               12000                           4
LARGE END BEARING                                              12000                           4
T/C SPARES KIT                                                 12000                           6
INJ PUMP OVERHAUL PACK                                         12000                          10
PISTON & LINER FITTING PACK                                    12000                           6
L.O. PUMP OVERHAUL PACK                                        12000                          10
WATER PUMP OVERHAUL PACK                                       12000                          10
N02 INTER SERVICE JOINTS (12 CYLINDER)                         12000                          10
EXHAUST VALVE                                                  24000                          10
INLET VALVE                                                    24000                           6
VALVE GUIDE                                                    24000                           6
EXH VALVE SEAT                                                 24000                           6
INL VALVE SEAT                                                 24000                           6
MAIN BEARING                                                   24000                          10
THRUST BEARING                                                 24000                          10
CONN ROD BOLT                                                  24000                           4
CONN ROD NUT                                                   24000                           4
CONN ROD STUD                                                  24000                           4
CONN ROD NUT                                                   24000                           4
VALVE SPRING                                                   24000                          10
VALVE COLLET                                                   24000                          10
TAPPET ASSEMBLY                                                24000                          10
VALVE ROTATOR                                                  24000                          10
EXHAUST BELLOWS                                                24000                           6
VEE CLAMP                                                      24000                           6
AIR INLET BELLOWS                                              24000                           6
MAJOR OVERHAUL JOINT KIT (12 CYLINDER)                         24000                          10
SMALL END BUSH                                                 36000                           6
CAMSHAFT BUSH                                                  36000                           6
CAMSHAFT THRUST RING                                           36000                           6
GEAR BUSH                                                      36000                           6




                                       -94-



VALVE LEVER BUSH                                               36000                           6
PRESSURE RELIEF VALVE                                          36000                           6
START AIR VALVE                                                36000                           6
INTERM GEAR BUSH                                               36000                           6
ROLLER                                                         36000                           6
ROLLER PIN                                                     36000                           4
FUEL PUMP ROLLER                                               36000                           6
FIXED TAPPET                                                   36000                           6


                                     PART 3
                              SPARE PARTS INVENTORY

This Part 3 of Exhibit 4 shall apply only to the Units.

PART DESCRIPTION

QTY
2             CYLINDER HEAD C/W INL & EXH VALVE
1             VALVE LEVER BRACKET
1             VALVE LEVER ASSEMBLY
1             CROSSHEAD ASSEMBLY
1             VALVE LEVER SHAFT
1             CYLINDER HEAD RELIEF VALVE
1             INDICATOR VALVE
1             START AIR VALVE
2             CYLINDER HEAD FITTING
6             PISTON ASSEMBLY
6             PISTON RING PACK
6             PISTON PIN
6             CYLINDER LINER
6             PISTON & LINER FITTING PACK
2             CONNECTING ROD
2             LARGE END BEARING
2             MAIN BEARING
2             THRUST BEARING
6             FUEL INJECTORS
6             INJECTOR PIPE
2             INJECTION PUMP
6             INJECTION SEAL PACK
2             PUSH ROD
1             EXHAUST BELLOWS
1             V BAND CLAMP
1             GUIDE BRACKET ASSEMBLY
1             START AIR DISTRIBUTOR
6             MAIN BEARING STUD
6             MAIN BEARING NUT
6             CYLINDER HEAD STUD
6             CYLINDER HEAD NUT
1             TURBOCHARGER COMPLETE
1             LUB OIL PUMP COMPLETE
1             WATER PUMP COMPLETE
2             DOOR SEAL KIT
1             DIGITAL GOVERNOR & EQUIPMENT

                                     PART 4
                                   ORDER FORM


Order on printed paper from Operator

Order form

Date:
Order number:



SUPPLIER INFORMATION


name:
address:
contact person:
telephone number:
facsimile number:


------------- --------------- ---------------------------- ------------ -------------- ---------- ------------
ITEM          PART NUMBER     DESCRIPTION                  QTY          REQUIRED BY    UNIT       TOTAL PRICE
                                                                        DATE           PRICE
------------- --------------- ---------------------------- ------------ -------------- ---------- ------------
------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------


Signature

..........................................

..........................................

Date

                                    EXHIBIT 5

                                   INSURANCES

In this Exhibit, capitalised terms not defined in the Agreement shall bear the meaning understood within the London Insurance Market.


1.       INSURANCE TO BE OBTAINED AND MAINTAINED BY SOMISY

1.1 Insurance of the Plant whilst in Transit ex works for replacement value;

         Policy Form:              MAR 91 or similar policy form

         Insured Parties:          1.  SOMISY

                                   2.  Sypps

                                   3.  IFC

         Insured Property:         All goods and/or merchandise and/or interests
                                   appertaining to the Insured's business
                                   including all packing materials, receptacles, labels and the like when necessary for commercial purposes, and consisting principally of but not limited to:

                                   Building materials of all descriptions
                                   including cement, steel reinforcing,
                                   machinery and spares, mining equipment,
                                   chemicals (hazardous and non hazardous), electricity generators and ancillary equipment, plant crushing equipment, cooling systems, tools, batch plant, laboratory equipment, surveying instruments, heavy duty vehicles, tubing and piping, caterpillar trucks, electrical goods and cables.

         Conditions of Cover:      SHIPMENT UNDER DECK - Against all risks of
                                   loss or damage to the subject matter insured in terms of Institute Cargo Clauses (A).

                                   SHIPMENT ON DECK (OTHER THAN IN CONTAINER)
                                   LOADS/GOODS SHIPPED LOOSE/UNPROTECTED -
                                   Against loss or damage to the subject matter insured in terms of Institute Cargo Clauses
                                   (A) excluding rust, oxidisation,
                                   discolouration and water damage.

                                   CONTAINER LOAD SHIPMENTS - Against all risks of loss or damage to the subject matter insured in terms of Institute Cargo Clauses
                                   (A).

                                   AIRFREIGHT CONSIGNMENTS - Against all risks of loss or damage to the subject matter insured in terms of Institute Cargo Clauses
                                   (Air).

                                   POSTAL SENDINGS - Against all risks of loss or damage to the subject matter insured in terms of Institute Cargo Clause (A).

         Institute Clauses:        The following Institute Clauses apply:

                                   Institute Cargo Clauses (A) 1.1.1982 (Clause
                                   No. 252)

                                   Institute Cargo Clauses (B) 1.1.1982 (Clause
                                   No. 253)

                                   Institute Cargo Clauses (Air) 1.1.1982
                                   (Clause No. 259)

                                   Institute Classification Clause 13.04.1992
                                   (Clause No. 354)

                                   Institute Replacement Clause 01.01.1934
                                   (Clause No. 161)

                                   Institute Strikes Clauses (Cargo) 1.1.1982
                                   (Clause No. 256)

                                   Institute Strikes Clauses (Air Cargo)
                                   1.1.1982 (Clause No. 260)

                                   Institute War Clauses (Cargo) 1.1.1982
                                   (Clause No. 255)

                                   Institute War Clauses (Air Cargo) (excluding
                                   Sendings by Post) 1.1.1982 (Clause No. 258)

                                   Institute War Clauses (Sendings by Post)
                                   1.1.1982 (Clause No. 257)

                                   Institute War Cancellation Clause (Cargo)
                                   01.12.1982 (Clause No. 271)

                                   Institute Location Clause 26.03.1980 (Clause
                                   No. 66)

                                   Institute Malicious Damage Clause 01.08.1982
                                   (Clause No. 266)

                                   Institute Theft, Pilferage and Non-delivery
                                   Clause 01.12.1982 (Clause No. 272)

                                   Institute Radioactive Contamination Exclusion Clause 1.10.1990 (Clause No. 356)

                                   The "Standard" S.A.I.A. Exceptions

                                   Important Clause

                                   First Loss Clause

         Limit of Indemnity:       Maximum per Conveyance and/or Vessel and/or
                                   Aircraft:

                                   Rand 20,000,000 (or the maximum individual declared shipment value).

                                   Maximum per Location:

                                   Rand 40,000,000



         Valuation Basis:          Delivery Cost plus 10%.

                                   In the event of total loss prior to landing, the basis of valuation shall be:

                                   The prime cost of the goods plus expenses of and incidental to shipping the freight for which the Insured is liable and the charges of insurance

                                   Also to pay duty and/or VAT and/or landing and similar charges, if incurred in anticipation of arrival.

                                   The Insured agrees to take all reasonable steps to obtain a refund of such charges and return the nett amount to underwriters.

         Voyages: From the time that the Insured Property is first moved for commencement of transit within contractors' or suppliers' or sub-contractors' premises anywhere in the world, including temporary storage in the ordinary course of transit, to delivery to final contract site situated at Syama mine, Mali and/or vice versa.

                                   Including all loading and unloading risks.

         Policy Period:            Continuous open cover, until cancelled, to
                                   accept all shipments and/or sendings for the full amount as declared on or after 30th June
                                   1999.

         Conveyances:              Conveyances and vessel and/or vessels of any
                                   type and/or air and/or post and/or rail
                                   and/or road conveyances.

                                   Subject to the Institute Classification
                                   Clause or held covered.

                                   The terms of the Classification Clause shall not prejudice any claims hereunder when presentation of claims to Underwriters is the first indication that transhipment was effected on a vessel not covered by the Institute

                                   Classification Clause; the appropriate
                                   additional premium will be paid if required.

         Deductibles:              Rand 10,000 will apply each and every loss.

         Exclusions:               Per Institute Cargo Clauses (A), Institute
                                   Cargo Clauses (B), Institute Strikes Clauses
                                   (Cargo) and Institute War Clauses (Cargo)

                                   Electrical and Mechanical Derangement unless caused by an insured peril

         Extensions:               The policy wording to include but not be
                                   limited to:

                                   -   Brand Names/Trade Marks

                                   -   Returned Goods Clause

                                   -   General Average and Salvage Charges
                                       Payable in Full

                                   -   Insolvency Exclusion Clause (JC 93)

                                   -   Deck Cargo shipped on Under Deck Bill of
                                       Lading

                                   -   Contribution Clause

                                   -   Debris Removal Costs Clause

                                   -   Duty of Insured Clause

                                   -   Letter of Credit Clause

                                   -   Concealed Damage (30 days)

                                   -   Cover after Discharge (120 days - sea,
                                       60 days - Air)

                                   -   Hijacking Clause

                                   -   Labels Clause

                                   -   Repairers Clause

                                   -   Replacement Clause

                                   -   Apportionment of Recoveries

                                   -   Destruction of Salvage

                                   -   Shippers Protection Clause

                                   -   First Loss Clause

                                   -   CIF Shipments Clause (Imports)

1.2      Construction All Risks insurance during the Construction Phase;

         Insured Parties:          1. SOMISY

                                   2. Sypps

                                   3. The Operator

                                   4. IFC

                                   5. All other contractors and sub-contractors
                                      of any tier.

         Project: The addition and subsequent operation and maintenance of the Units and the modification of the Facility.

         Insured Property:         All property and interests of every
                                   description intended for the Project
                                   including permanent and temporary works and materials, plant and equipment for incorporation therein.

         Indemnity:                During Transit, Construction, Erection,
                                   Testing and Commissioning

                                   "All Risks" of loss, destruction or damage to the Insured Property arising from any cause (not otherwise excluded) whilst on or about the Site of the Project and elsewhere in Mali including whilst in transit (other than by sea or air) or during any trans-shipment, storage or deviations en route and including loading and unloading.

                                   During Defects Liability or Maintenance
                                   Period.

                                   Loss, destruction or damage to the Insured
                                   Property occurring whilst the contractor is carrying out his responsibilities during the defects liability period specified in the Contract.

         Period: From date 01 September 1999 to 31 August 2000 annually renewable for construction/erection, on site testing and commissioning (plus 12 months defects liability after completion).

         Limit of Indemnity:       US$22,000,000 being the full contract sum for
                                   the Power Plant only (including an allowance for variations and any free supplied items).

         Deductibles:              The first US$50,000 of each and every
                                   occurrence

                                   Deductibles to be paid by the party
                                   contractually responsible for the occurrence.

         Extensions:               The policy wording to include:

                                   Automatic Reinstatement of Sum Insured Clause without additional premium for losses up to US$150,000

                                   Cost Escalation Clause - 20%

                                   Professional Fees and Debris Removal Clauses

                                   Local Authorities Clause

                                   Free Issue Material Clause

                                   Expediting Expenses Clause

                                   50:50 Marine Loss Sharing Clause

                                   Loss Prevention Expenses Clause

                                   Plans, Specifications and Computer Records
                                   Clause

                                   Financial Interest of Other Parties Clause

                                   Testing and Commissioning Clause - 3 months
                                   (90 days)

                                   Seventy Two Hour Clause.

         Exclusions:               The policy wording may exclude, but not be
                                   limited to:

                                   Design, plan, specification, materials,
                                   workmanship clause (however resultant damage to be included)

                                   Wear, tear, gradual deterioration, etc.

                                   Unexplained Shortages

                                   Loss of Cash, etc.

                                   Liquidated Damages, Penalties or any
                                   Consequential Loss not specifically included

                                   War risks etc.

                                   Radioactive Contamination, etc.

                                   Transit by sea or air

                                   Constructional plant, equipment, tools,
                                   tackle, site huts and contents

1.3      Third Party Liability insurance during the Construction Phase;

         Insured Parties:          1. SOMISY

                                   2. Sypps

                                   3. The Operator

                                   4. IFC

                                   5. All other contractors and sub-contractors
                                      of any tier

         Project: The addition and subsequent operation and maintenance of the Units and the modification of the Facility.

         Indemnity:                The legal liability of the Insured to pay
                                   damages, costs and expenses as a result of:-

                                   -   death of or bodily injury to or illness
                                       or disease contracted by any person

                                   -   loss of or damage to property

                                   - interference to property or the enjoyment of use thereof by obstruction, trespass, loss of amenities, nuisance or any like cause, arising out of and in connection with the Project.

       Limit of Indemnity:         US$5,000,000 any one occurrence or series of
                                   occurrences arising from one event but in the aggregate in respect of sudden, unintended and unexpected pollution in respect of the Power Plant only and US$2,500,000 for the balance of the Project.

         Territorial Limits:       Worldwide

         Deductibles:              The first US$5,000 of each and every
                                   occurrence in respect of third party property damage only.

         Period: From date 01 September 1999 to 31 August 2000 annually renewable for construction/erection, on site testing and commissioning (plus 12 months defects liability after completion).

         Extensions:               The policy wording to include but not be
                                   limited to:

                                   -   Costs Clause

                                   -   Cross Liability Clause.

       Exclusions:                 The policy wording may exclude, but not be
                                   limited to:

                                   -   the Insured Parties' own employees

                                   -   use of mechanically propelled vehicles
                                       licensed for road use, aircraft and
                                       watercraft

                                   -   loss, destruction or damage to property
                                       which was inevitable

                                   - pollution or contamination unless caused by a sudden, unintended and unexpected incident (aggregate limit of indemnity).

1.4      Third Party Liability Policy during the Operational Phase;

         Insured Party:            1. SOMISY

                                   2. IFC

         Insurance Cover:          All sums which the Insured shall become
                                   legally liable to pay as damages or
                                   compensation consequent upon Personal Injury or Property Damage and other contingencies arising out of an Occurrence during the Period of Insurance in connection with the Business by reason of liability imposed upon the Insured by law or assumed by the Insured under any written contract or agreement.

The Business:                      The Company undertakes exploration worldwide
                                   and manages the Syama and Morila Gold Mines in Mali West Africa which includes electricity generation through ownership and/or operation and/or maintenance of the power station at Syama mine, Mali and all ancillary and associated activities of The
                                   Insured.

Period of Insurance:               (a)  from 1 September 1999 to 31 August 2000
                                        (both days inclusive)

                                   (b)  any subsequent period for which the
                                        Insurer may accept payment for the
                                        renewal of this Policy.

Territorial Limits:                Worldwide.

Limits of Liability:

Public Liability:                  UK(pound)50,000,000 any one occurrence in
                                   respect of claims made during the Period of Insurance

Pollution Liability:               UK(pound)50,000,000 any one occurrence and
                                   UK(pound)50,000,000 in the aggregate in
                                   respect of claims made during the Period of Insurance

Excess Provision:                  Rand 75,000 in respect of each and every
                                   incident of property damage.

Main Exclusions:

EMPLOYEES: Personal injury to employees, for this purpose including all persons self-employed, hired, loaned, acquiring work experience and all labour supplied by and/or hired from and/or through others.

VEHICLES: Injury or third party property damage arising from the ownership possession or use of aircraft, waterborne craft and mechanical vehicles. This exclusion does not apply to mechanical vehicles being used as a tool of trade.

POLLUTION: Other than caused by the sudden identifiable unintended and unexpected incident which takes place in its entirety at a specific time and place during the Period of Insurance anywhere in the world other than North America or where such claim is brought anywhere in the world other than in a Court of Law in North America.

DEFECTIVE DESIGN: Claims arising out of advice, design or specification given for a separate and specific fee

         CARE CUSTODY OR CONTROL: Damage to property belonging to the Insured or in the care custody or control of the Insured other than

         (a) Employees', directors' and/or visitors' property (including vehicles and contents)

         (b) Premises (including their contents), plant, equipment and all other property not owned by or leased or rented to the Insured at or on which the Insured is undertaking work in connection with the Business.

         (c) Premises leased or rented to the Insured (including landlords fixtures and fittings) except where legal liability has been assumed under a tenancy or other agreement and would not have attached in the absence of such agreement.

         PRODUCTS SUPPLIED: legal liability for the cost of repairing damage to and/or costs of recall, removal, repair, alteration, replacement or reinstatement of any products supplied and/or contract works executed by The Insured, caused or necessitated by any defect therein or unsuitability thereof for its intended purpose.

         General war, radioactivity, sonic boom and penalty and delay standard exclusions

         Main Extensions:

         1.     Director's Indemnity

         2.     Project Facilities Indemnity

         3.     Legal fees and expenses

         4.     Cross Liabilities Clause

         5.     Data Protection Act

         6.     Defective Premises Act.

         Subject to Policy Terms, Conditions and Exceptions.

1.5      Material Damage Insurance (All Risks) during the Operational Phase;

         Insured:              1. SOMISY

                               2. Sypps

                               3. IFC

         Cover:                Section I

                               Damage to power station property from any cause not excluded by policy terms, exceptions, definitions and conditions

                               Section II

                               Business interruption arising from Damage insured under Section I Damage to the Insured Property from any unexcluded cause during the Insurance Period arising out of or in the course of or in connection with the execution of The Business.

         Business:             Mining and gold extraction activities
                               including electricity generation through ownership and/or operation and/or maintenance of the power station at Syama mine and all ancillary and associated activities of The Insured.

         Premises:             Syama mine, Mali

         Period: From 1 September 1999 to 31 August 2000 (both days inclusive) and any subsequent period for which the Insurer may accept payment for the renewal of this Policy.

         Sum Insured           Section I    US$22,000,000   (Power Plant Only)

                               Section II    US$4,000,000   (Power Plant Only)

         Indemnity Period:     Six (6) months beginning after the time exclusion
                               during which the results of the Business shall be adversely affected in consequence of the Damage.

         Excess:               US$500,000 per event - combined both Sections

         Exclusions:           All Sections

         DEFECTS: latent defects, defective materials or workmanship or of the Insured's own faulty design, plan or specification, other than resulting in insured damage.

         WEAR AND TEAR: wear and tear, wasting, wearing out or away or other gradual deterioration, rust, oxidation, wet or dry rot, shrinkage, evaporation, loss of weight, dampness, dryness, marring, scratching, vermin or insect damage other than resulting in insured damage.

         CONSEQUENTIAL LOSS: liquidated damages, penalties for delay or detention or in connection with guarantees of performance or efficiency or any other consequential loss unless specifically provided for by this Policy.

         VEHICLES: damage to any mechanically propelled vehicle licensed for road use, other than mechanical plant in transit or on or about the situation or other working or storage area.

         POLLUTION: other than arising from sudden, unexpected and unforeseen cause.

         Standard war, radioactivity, terrorism, sonic boom, money and securities, wear and tear, penalty and delay, vessels/aircraft, inventory and date recognition exclusions.

         Extensions: Section I


                              1.   Property abroad

                              2.   Money - limit US$50,000

                              3.   Computer equipment maintenance warranty

                              4.   Professional Fees and Debris Removal

                              5.   Expediting Costs

                              6.   50:50 Marine Loss Sharing

                              7.   Documents and Computer Records - limit
                                   US$250,000

                              8.   Local Authorities

                              9.   Financial Interest of other Parties

                              10.  Reinstatement

                              11.  Temporary Repairs

                              12. Electrical/mechanical breakdown in so far as it is insurable and available at commercially reasonable terms


                              Section II

                              1.   Alternative Premises

                              2.   Property away from the Premises

                              3.   Prevention of Access

                              4.   Utility Suppliers Extension

                              5. Suppliers and Customers Extension (Limit - as per Section II Sum Insured)

                              All Sections

                              1.   Several Liabilities

                              2.   Financial Interest of other Parties

                              3.   Contractual Liability



                                    EXHIBIT 6

                                     PART 1
                                    REUSABLE


For the purpose of this Agreement, unless otherwise provided herein, the following plant and equipment shall be deemed to be "Reusable". This list is non-exhaustive and is subject to variation at the entire discretion of Sypps:

             ----------------------------------------- ---------------
             ENGINE
             ----------------------------------------- ---------------
             5012 Engine                                            2
             ----------------------------------------- ---------------
             Turbo-chargers                                   2 pairs
             ----------------------------------------- ---------------
             ANCILLARIES
             ----------------------------------------- ---------------
             Engine Flexibles                                  2 sets
             ----------------------------------------- ---------------
             Exhaust transition pieces                              2
             ----------------------------------------- ---------------
             Air intake transition pieces                           2
             ----------------------------------------- ---------------
             Fuel treatment module                                  1
             ----------------------------------------- ---------------
             Oil treatment trolley                                  1
             ----------------------------------------- ---------------
             Support steel (lot)                                    1
             ----------------------------------------- ---------------
             Platforms and ladders                                  2
             ----------------------------------------- ---------------
             ENGINE SYSTEMS
             ----------------------------------------- ---------------
             Oil mist detector                                      2
             ----------------------------------------- ---------------
             AC Generator                                           2
             ----------------------------------------- ---------------
             COMPRESSED AIR SYSTEM
             ----------------------------------------- ---------------
             Motor driven compressor                                2
             ----------------------------------------- ---------------
             Starting Air Receiver                                  2
             ----------------------------------------- ---------------
             Strainer assemblies                                    2
             ----------------------------------------- ---------------
             Filter/drier assembly                                  2
             ----------------------------------------- ---------------
             LUBE OIL SYSTEM
             ----------------------------------------- ---------------
             Lube oil filter cooler module                          2
             ----------------------------------------- ---------------
             Fill valve assembly                                    2
             ----------------------------------------- ---------------
             DISTILLATE FUEL OIL SYSTEM
             ----------------------------------------- ---------------
             Diesel transfer pump                                   2
             ----------------------------------------- ---------------

             ----------------------------------------- ---------------
             Flowmeter assembly                                     2
             ----------------------------------------- ---------------
             Distillate fuel module                                 2
             ----------------------------------------- ---------------
             Hydraulic system sub module                            2
             ----------------------------------------- ---------------
             EXHAUST SYSTEM
             ----------------------------------------- ---------------
             Exhaust Silencer                                       2
             ----------------------------------------- ---------------
             Exhaust flexibles                                      4
             ----------------------------------------- ---------------
             Exhaust flexibles                                      2
             ----------------------------------------- ---------------
             CHARGE AIR SYSTEM
             ----------------------------------------- ---------------
             Charge air filter, site mounted                        2
             ----------------------------------------- ---------------
             Charge air silencer                                    2
             ----------------------------------------- ---------------
             Charge air flexibles                                   4
             ----------------------------------------- ---------------
             COOLING SYSTEM
             ----------------------------------------- ---------------
             Jacket water thermostat                                2
             ----------------------------------------- ---------------
             Secondary cooling water thermostat                     2
             ----------------------------------------- ---------------
             Jacket water heating module                            2
             ----------------------------------------- ---------------
             Air blast cooler                                       2
             ----------------------------------------- ---------------
             TOOLS AND SPARES
             ----------------------------------------- ---------------
             Special engine tools                                   1
             ----------------------------------------- ---------------
             ELECTRICAL
             ----------------------------------------- ---------------
             Medium voltage switchboard                             1
             ----------------------------------------- ---------------
             Generator neutral earthing contactor                   1
             ----------------------------------------- ---------------
             Generator neutral earthing resistor                    2
             ----------------------------------------- ---------------
             MV/LV Auxillary Transformer                            2
             ----------------------------------------- ---------------
             LV Engine Auxillary MCC                                2
             ----------------------------------------- ---------------
             Station MCC                                            1
             ----------------------------------------- ---------------
             CONTROL SYSTEMS
             ----------------------------------------- ---------------
             Control Panels                                     1 Set
             ----------------------------------------- ---------------

                                     PART 2
                                     SALVAGE

For the purpose of this Agreement, unless otherwise provided herein that part of the Facility which is not classified as Reusable in accordance with Part 1 of this Exhibit 6 shall be Salvage. This is subject to variation at the entire discretion of Sypps.

                                    EXHIBIT 7

                            FACILITY DESIGN PROGRAMME

For the purposes of this Exhibit 7, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.


---------- ------------------------------------- ----------------------
           DESIGN DESCRIPTION                    WEEKS AFTER BASE DATE
---------- ------------------------------------- ----------------------
1.         Building GA                                     2
---------- ------------------------------------- ----------------------
2.         Engine Foundation Design                        2
---------- ------------------------------------- ----------------------
3.         Civil Design                                    2
---------- ------------------------------------- ----------------------
4.         Steelwork Design                                2
---------- ------------------------------------- ----------------------
5.         Fuel Tank Design                                2
---------- ------------------------------------- ----------------------
7.         Fuel System                                     2
---------- ------------------------------------- ----------------------
8.         Mechanical Design                               2
---------- ------------------------------------- ----------------------
9.         HV Switchgear Design                            6
---------- ------------------------------------- ----------------------
10.        Electrical Design                               6
---------- ------------------------------------- ----------------------
11.        Civil Procurement Package                       2
---------- ------------------------------------- ----------------------
12.        Mechanical Procurement Package                  2
---------- ------------------------------------- ----------------------
13.        Electrical Procurement Package                  2
---------- ------------------------------------- ----------------------
14.        Civil Installation Package                      2
---------- ------------------------------------- ----------------------
15.        Mechanical Installation Package                 2
---------- ------------------------------------- ----------------------
16.        Electrical Installation Package                 2
---------- ------------------------------------- ----------------------

                                    EXHIBIT 8

                                     PART 1

                         GUARANTEED CONTRACTED CAPACITY

For the purposes of this Part 1 of Exhibit 8, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.

--------------------------- --------------------------- ----------------------
RELEVANT TARGET COMMERCIAL  INSTALLED CAPACITY FOR       GUARANTEED CONTRACTED
OPERATIONS DATE (WEEKS        COMMISSIONING (MW)            CAPACITY AT 95%
AFTER  BASE DATE)                                           AVAILABILITY (MW)
--------------------------- --------------------------- ----------------------
8                                    5.5                        5.5
--------------------------- --------------------------- ----------------------
20                                    11                        5.5
--------------------------- --------------------------- ----------------------

                                     PART 2
                              FUEL EFFICIENCY RATE


1.       FUEL EFFICIENCY RATE

1.1      GUARANTEED FUEL EFFICIENCY RATE

The Guaranteed Fuel Efficiency Rate ("GFE") for the Units at Site shall be 205.3g/kWh delivered to SOMISY for the first year following the last Relevant Commercial Operations Date.

The conditions for the above guaranteed Efficiency rate are:

i)       Average Site ambient conditions in accordance with Part 4 of Exhibit 3.

ii)      Gas oil in accordance with Part 2 of Exhibit 9.

iii)     Fuel calorific value 42,700 kJ/kg (LHV).

iv)      Fuel specific gravity 0.8825 kg/l.

v)       SOMISY's demand of between 10 and 11MW utilising only the Units.

vi) Test to be carried out after a running in period in accordance with BS 5514.

1.2      FUEL EFFICIENCY TESTING PROCEDURES

Within 10 days following each Quarter Day, SOMISY shall ensure that the Operator carries out a Spot Fuel Efficiency Test in accordance with the following procedure:

(a)      SOMISY and the Operator shall jointly undertake the Spot Fuel
         Efficiency Test.

(b) The Spot Fuel Efficiency Test shall be undertaken using gas oil over a period of 24 hours and SOMISY shall endeavour to provide conditions as close as possible to those stated in paragraph 1.1 above with respect to items i and v.

(c) SOMISY shall obtain full analysis of the Fuel during the Spot Fuel Efficiency Test and this shall be agreed with Sypps.

(d) The Metering Equipment shall be read jointly by the Parties before and after the Spot Fuel Efficiency Test.

(e)      The Spot Fuel Efficiency shall be calculated as follows:

SFE      =    FC/PD x CFf x CFT

Where:

SFE      =    Spot Fuel Efficiency (g/kWh)

FC       =    Fuel Consumed in g = FM x SG x 1,000 by the relevant Unit.

Where:

FM       =    Fuel used measured in cubic metres during the test.

SG       =    The specific gravity of the Fuel (kg/m^3)

PD       =    Power Delivered by the relevant Unit in kWh during the test.

CFT      =    The value of CFT calculated according to the following table:

              Ambient temperature ((degrees)C)    CFT
              10-29                               1.007

              30                                  1.007

              31                                  1.006

              32                                  1.005

              33                                  1.004

              34                                  1.003

              35                                  1.002

              36                                  1.001

              37                                  1.000

              38                                  0.999

              39                                  0.998

              40                                  0.997

              41                                  0.996

               42                                 0.995
               43                                 0.994
               44                                 0.993
               45                                 0.992
               46-50                              0.992

CFf      =  Correction factor for fuel calorific value.

Where:

CFf      =  ACV/42,700

Where:

ACV      =  Actual Calorific Value of fuel measured LHV kJ/kg


(f) If SOMISY is not able to provide the conditions under paragraph 1.1 or if prevailing conditions differ significantly then SOMISY and Sypps shall agree any such other factors as may be necessary.

(g) In comparing the Spot Fuel Efficiency with the Guaranteed Fuel Efficiency a measurement tolerance of +/-5% shall be used.

(h)      Part 4 of Exhibit 10 shall be applied.

1.3      GUARANTEED FUEL EFFICIENCY RATE REVISION

On the first Quarter Day following the end of the first year following the last Relevant Commercial Operations Date, and every fourth Quarter Day thereafter, the results of the Spot Fuel Efficiency Test carried out pursuant to paragraph
1.2 shall be used to modify the value of GFE as follows:

If GFEn < 0.95 x SFE,

GFEn+1   =    0.95 x SFE

If GFEn > 1.05 x SFE,

GFEn+1   =    1.05 x SFE

In all other cases,

GFEn+1   =    GFEn


Where:

GFEn     =    The value of GFE for the year preceding the date of the Quarter
              Day just prior to the date of the Spot Fuel Efficiency Test

GFEn+1   =    The value of GFE for the year following the date of the Quarter
              Day just prior to the date of the Spot Fuel Efficiency Test

                                     PART 3

                            LUBE OIL CONSUMPTION RATE


1.       LUBE OIL CONSUMPTION RATE

1.1      GUARANTEED LUBE OIL CONSUMPTION RATE

The Guaranteed Lube Oil Consumption Rate ("GLC") for the Units at Site shall be 0.66g/kWh delivered to SOMISY for the first year following the last Relevant Commercial Operations Date.

The conditions for the above guaranteed consumption rate are:

i)       Average Site ambient conditions in accordance with Part 4 of Exhibit 3.

ii)      Lube Oil in accordance with Part 4 of Exhibit 9.

iii)     Lube Oil specific gravity 0.90 Kg/l.

iv)      SOMISY's demand of between 10 and 11MW utilising only the Units.

v)       Test to be carried out after a running in period in accordance with BS
         5514

1.2      LUBE OIL CONSUMPTION TESTING PROCEDURES

Within 10 days following the first Quarter Day following the end of the first year following the last Relevant Commercial Operations Date, and every fourth Quarter Day thereafter, SOMISY shall ensure that the Operator carries out a Spot Lube Oil Consumption Test in accordance with the following procedure:

         (a) SOMISY and the Operator shall jointly undertake a Lube Oil Consumption Test.

         (b) The Test shall be undertaken over a period of 7 days and SOMISY shall endeavour to provide conditions as close as possible to those stated in paragraph 1.1 above with respect to items i and iv.

         (c)   SOMISY shall obtain full analysis of the lube oil during the Part
               3.

         (d) The Electrical Metering Equipment shall be read jointly by the Parties before and after the Spot Lube Oil Consumption Test.

         (e)   The Lube Oil Consumption shall be calculated as follows:

         SLC   = LC/PD

         Where:

         SLC   = Spot Lube Oil Consumption (g/kWh)

         LC    = Lube Oil Consumed in g = LM x SG x 1,000 by the relevant Unit.

         Where:

         LM    = Lube Oil used measured in cubic metres during the test

         SG    = The specific gravity of the Lube Oil kg/m^3

         PD    = Power Delivered by the relevant Unit in kWh during the test.

         (f)   If SOMISY is not able to provide the conditions under paragraph
               1.1 or if prevailing conditions differ significantly then SOMISY and Sypps shall agree any such other factors as may be necessary.

         (g) In comparing the Spot Lube Oil Consumption with the Guaranteed Lube Oil Consumption a measurement tolerance of +/- 10% shall be used.

         (h)   Part 4 of Exhibit 10 shall be applied.

1.3      GUARANTEED LUBE OIL CONSUMPTION REVISION

On the first Quarter Day following the end of the first year following the last Relevant Commercial Operations Date, and every fourth Quarter Day thereafter, the results of the Spot Lube Oil Consumption Test carried out pursuant to paragraph 1.2 shall be used to modify the value of GLC as follows:

If GLCn < 0.90 x SLC,

GLCn+1   =    0.90 x SLC

If GLCn > 1.10 x SLC,

GLCn+1   =    1.10 x SLC

In all other cases,

GLCn+1   =    GLCn

Where:

GLCn     =    The value of GLC for the year preceding the date of the Quarter
              Day just prior to the date of the Spot Lube Oil Efficiency Test

GLCn+1   =    The value of GLC for the year following the date of the Quarter
              Day just prior to the date of the Spot Lube Oil Efficiency Test

                                    EXHIBIT 9

                                     PART 1

                                COMPLETION TESTS


In order for each of the Units to be tested to prove its ability to contribute to providing the Guaranteed Contracted Capacity at 37 (degrees) C at Site, SOMISY shall provide sufficient load from the Mine to use the power produced by the Units that have already undergone Completion Tests as well as the additional power produced by the Unit being tested. In the event that the load available is not enough, the Units shall be configured in such a way as to allow the Unit being tested to be tested as close as possible to an output of 5.5MW.

The Completion Test of each Unit shall consist of a reliability run to demonstrate the ability of the Unit to generate power for 48 hours, 24 hours of which shall be consecutive, provided the Mine load is suitable for such a consecutive period. The requirement of a Unit to generate electricity for 24 hours consecutively will fall away as a condition precedent to pass the Completion Test should the Mine not be able to provide continuous load for that period.

Before the Completion Test starts, appropriate tests and checks shall be conducted on the Facility related to each Unit, including:-

- tests relevant to civil construction work including checks on setting out, material tests, concrete tests, alignment checks on structures, proof testing of overhead crane and the like;

-        hydrostatic tests on all pipework, tanks and pressure vessels;

-        alignment checks on all equipment;

- loop checks, insulation resistance, high voltage and other routine tests on cables and electrical equipment prior to energising;

- all equipment shall be subject to functional tests to demonstrate correct working and readiness for service;

- electrical protection relays shall be subject to injection tests to verify settings in accordance with an agreed settings schedule; and

- the Unit shall be subjected to tests to demonstrate the correct working of all controls and protection to ensure that the generating set and associated auxiliaries and common equipment are properly protected and ready for service.

                                     PART 2

                               FUEL SPECIFICATION


GASOIL (GO) SPECIFICATION

------------------------ ---------------- ------------------ ---------------------------- --------------- ----------------
CHARACTERISTIC           UNIT                  VALUES                  METHOD                              FREQUENCY OF
                                                                                                               TEST
------------------------ ---------------- ------------------ ---------------------------- --------------- ----------------
                                          MIN     MAX        AFNOR          ASTM          OTHER
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Mass/Vol at
15 (degrees) C           Kg/l             0.82    0.88       T60 101        D 1298                        Each delivery
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Kinematic Viscosity at   Cst              1.6     5.9        T60 100        D445                          Each delivery
37.8 (degrees) C
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Copper corrosion index                            1b         M07 015                                      Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Cloud Point              (degrees) C              5          T60 105                                      If required
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Sulphur                  % by mass                1.0        M07 025        D1552                         Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Ash                      % by mass                0.01       M07 045        D482          EN7             Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Flash Point              (degrees) C      61                 M07 019        D93                           Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Water                    % vol                    0.05       T60 113        D95                           Each delivery
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Sediment                 % by mass                0.01       M07 010                      IP53            Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Total acidity            mgKoh/g                  1.0        T60112         D974                          Each delivery
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Carbon                   Aromacity index          825        T60 116                                      Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Sodium                   mg/kg                    0                                                       Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Aluminium +              mg/kg                    10                                                      Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------
Vanadium                 mg/kg                    0                                                       Quarterly
------------------------ ---------------- ------- ---------- -------------- ------------- --------------- ----------------

                                     PART 3
                               WATER SPECIFICATION

--------------------------------------- ---------------------- ------------------ ---------
TEST                                    UNITS                  SPECIFICATION      LIMIT
--------------------------------------- ---------------------- ------------------ ---------
Turbidity                                                      15                 Max
--------------------------------------- ---------------------- ------------------ ---------
pH value                                                       7.3-10             Both
--------------------------------------- ---------------------- ------------------ ---------
Conductivity @ 25 (degrees) C           Micro ohm/cm           600                Max
--------------------------------------- ---------------------- ------------------ ---------
Total hardness                          mg/l as CaCO3          200                Max
--------------------------------------- ---------------------- ------------------ ---------
Calcium (Ca)                            mg/l                   2                  Max
--------------------------------------- ---------------------- ------------------ ---------
Magnesium (Mg)                          mg/l                   2                  Max
--------------------------------------- ---------------------- ------------------ ---------
Iron (Fe)                               mg/l                   5                  Max
--------------------------------------- ---------------------- ------------------ ---------
Chloride (CI-)                          mg/l                   200                Max
--------------------------------------- ---------------------- ------------------ ---------
Sulphate (SO4-)                         mg/l                   100                Max
--------------------------------------- ---------------------- ------------------ ---------
Silica (SiO2)                           mg/l                   100                Max
--------------------------------------- ---------------------- ------------------ ---------
Ammonium (NH4+)                         mg/l                   10                 Max
--------------------------------------- ---------------------- ------------------ ---------
Hydrogen Sulphide (H2S)                 mg/l                   10                 Max
--------------------------------------- ---------------------- ------------------ ---------
Total residual on evaporation           mg/l                   800                Max
--------------------------------------- ---------------------- ------------------ ---------


                                     PART 4

                             LUBE OIL SPECIFICATION

The lubrication oil shall conform to the following minimum standards:

o        lubrication oil grade SAE40 viscosity

o        must meet the minimum performance of API CD

o        for fuel oil with less than l% sulphur, the TBN requirement is 15-20

o        minimum TBN retention of 10

For fuel oil containing more than 1% sulphur, the engine manufacturer has to be contacted to recommed locally available alternative lubrication oils.

The recommended Mobil lubrication oil is Mobilguard 430.

                                   EXHIBIT 10

                                     PART 1

                                  PLANT PAYMENT


PPn        =    PPo x AFn x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where:

PPn        =    The applicable Plant Payment for the relevant month n.

PPo        =    US$162,000

CPIn       =    The value determined for the month three months prior to
                month n.

CPIo       =    The base value used for the indexation calculation determined, which shall be the value of the CPI for the month three months prior to the date of this Agreement.

y          =    Number of years (to the nearest whole number) from the date of this Agreement to the date of the calculation.

AFn        =    Adjustment factor according to values below:

                AF0  = 0.50

                AF1  = 1.45

                AF2  = 1.40

                AF3  = 1.35

                AF4  = 1.30

                AF5  = 1.25

                AF6  = 1.20

                AF7  = 1.05

                AF8  = 0.80

                AF9  = 0.50

                AF10 = 0.683

AF1 - 10 shall apply in the relevant year of the Term.

AF0 shall apply up to the occurrence of the last Relevant Commercial Operations Date in time.


If the first and last month are partial months only then a pro rata calculation of the Fixed Payment shall be made as below:

PPn(pr)    =    PPn x (Mr/Mt)

Where

PPn(pr)    =    The applicable pro-rata Fixed Payment for the relevant month

Mr         =    The number of days of operation since the Relevant Commercial
                Operations Date to the end of the month or from the beginning of the month to the end of the Term.

Mt         =    The total number of days in the relevant month.

                                     PART 2

                                   BOP PAYMENT

BOPPn      =    BOPPo x U x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

BOPPn      =    The applicable BOP Payment for the relevant month n.

BOPPo      =    US$25,000

CPIn       =    The value determined for the month three months prior to
                Month n.

CPIo       =    The base value used for the indexation calculation determined, which shall be the value of the CPI for the month three months prior to the date of this Agreement.

U          =    0.5 when the first Relevant Commercial Operations Date is
                reached and

           = 1.0 when the last Relevant Commercial Operations Date is reached.

y          =    Number of years (to the nearest whole number) from the date of this Agreement to the date of the calculation.

If the first and last month are partial months only then a pro rata calculation of the Fixed Payment shall be made as below:

BOPPn(pr)  =    BOPPn x (Mr/Mt)

Where:

BOPPn(pr)  =    The applicable pro-rata Fixed Payment for the relevant month.

Mr         =    The number of days of operation since the Relevant Commercial
                Operations Date to the end of the month or from the beginning of the month to the end of the Term.

Mt         =    The total number of days in the relevant month.

                                     PART 3

                               SPARE PARTS PAYMENT

SOMISY shall pay Sypps a Spare Parts Payment each month in arrears. It shall be payable from the end of the first month following the Relevant Commercial Operations Date. It shall be escalated each three months in accordance with the Consumer Price Index ("CPI") in accordance with the following formula:

SPARE PARTS PAYMENT

SPPn       =    SPn x PD x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

SPPn      =    Spare Parts Payment for the relevant month n.

PD        =    The Power Delivered by the Units to SOMISY (measured in kilowatt
               Hours kWh);

SPn       =    US$0.0060/kWh

CPIn      =    The value determined for the month three months prior to month n

CPIo      =    The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y         =    Number of years (to the nearest whole number) from the date of this Agreement to the date of the calculation.

                                     PART 4

                               PAYMENT ADJUSTMENTS


1. Availability Adjustment Payment for Guaranteed Contracted Capacity at 95% of Availability

           Sypps shall pay SOMISY liquidated damages at the end of each Agreement Year for the shortfall in Availability of the Guaranteed Contracted Capacity pursuant to Section 10.

           Shortfall Event shall mean a period during which Sypps is unable to provide SOMISY with the Guaranteed Contracted Capacity and shall occur when either:

(a) there is an interruption to the power supply due to the failure of the Units to operate at the Guaranteed Contracted Capacity; or

(b) the Operator instructs SOMISY to load shed due to unavailability of Guaranteed Contracted Capacity.

           A Shortfall Event shall mean a period during which the Units are unable to provide the Guaranteed Contracted Capacity and shall occur when either:

(i) there is an interruption to the power supply due to the failure of the Units to operate at the Guaranteed Contracted Capacity; or

(ii) Sypps instructs SOMISY to load shed due to unavailability of Guaranteed Contracted Capacity.

SOMISY shall notify Sypps of the start of the Shortfall Event. The shortfall in Availability shall be calculated in accordance with the following formula:


                       ---m                 100
Where:          SFn =  \      (SFDy) x ------------ - AUA
                       /               5.5 x (8760)
                       ---y=1


SFn        =    Shortfall in % Availability in any Year n, expressed as a %.

SFDy     =     Shortfall in available electrical capacity in an hour measured in
               MW which shall be the difference between the Guaranteed
               Contracted Capacity of the Units and the actual average capacity of the Units available to SOMISY in such hour.

m        =    The number of hours in the period n in which a Shortfall Event occurs less the period (in hours) of outages due to the occurrence of an Insurable or Non-Insurable Event except to the extent that Section 14.4.1 applies.

AUA      =    is the agreed proportion of a contract year during which the
              Parties agree that Sypps is excused from its obligation to make capacity available (whether such unavailability be due to maintenance outage or a forced outage). AUA shall equal 5%.

The liquidated damages payable shall be calculated in accordance with the following formula:

TLDn     =    LD x SFn x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

TLDn     =    Total liquidated damages payable in year n.

LD       =    US$16,800 per %.

CPIn     =    The value determined for the month three months prior to year n.

CPIo     =    The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =    Number of years (to the nearest whole number) from the date of this Agreement to the date of the calculation.


2.         Limit of Liability to pay Liquidated Damages for Availability
           -------------------------------------------------------------

           In no case, shall TLDn be greater than US$255,000 per year.

3.         Fuel Efficiency Adjustment Payment
           -----------------------------------

           From the Relevant Commercial Operations the Fuel Efficiency Adjustment Payment in respect of Fuel consumption by the Units shall be calculated as follows:

FEAPn      =    0.5 x FEDn x PDn x FC/106

Where:

FEAPn      =    Fuel Efficiency Adjustment Payment for the relevant three month period n

IF GFE < 0.95 x SFE,

FEDn       =    GFE - (0.95 x SFE)

If GFE > 1.05 x SFE,

FEDn       =    GFE - (1.05 x SFE)

In all other cases,

FEDn       =    0

PDn        =    Power delivered by the Units in kilowatt hours in the three month period n

FC         =    $200 per tonne

If FEAPn is negative, Sypps shall pay SOMISY FEAPn. If FEAPn is positive, SOMISY shall pay Sypps FEAPn

4.         Limit of Liability to pay Liquidated Damages for Fuel Efficiency
           ----------------------------------------------------------------

           In no case, shall FEAPn be greater than US$255,000 per year.

5.         Lube Oil Consumption Adjustment Payment
           ---------------------------------------

           From the Relevant Commercial Operations the Lube Oil Consumption Adjustment Payment in respect of lube oil consumption by the Units shall be calculated as follows:

LOAPn      =    0.5 x LCDn x PDn x LC/106

Where:

LOAPn      =    Lube Oil Consumption Adjustment Payment for the relevant three month period n

If GLC < 0.90 x SLC,

LCDn       =    GLC - (0.90 x SLC)

If GLC > 1.10 x SLC,

LCDn       =    GLC - (1.10 x SLC)

In all other cases,

LCDn       =    0

PDn        =    Power delivered by the Units in kilowatt hours in the three month period n

LC         = $1000.00 per tonne

           If LOAPn is negative, Sypps shall pay SOMISY LOAPn. If LOAPn is positive, SOMISY shall pay Sypps LOAPn.

6.         Limit of Liability to pay Liquidated Damages for Lube Oil Consumption
           ---------------------------------------------------------------------

           In no case, shall LOAPn be greater than US$54,000 per year.

7. Limit of Liability to pay Liquidated Damages for Availability, Fuel Efficiency and Lube Oil Consumption
           -------------------------------------------------------------------

           In no case, shall the sum of TLDn plus FEAPn plus LOAPn be greater than US$340,000 per year.

                                     PART 5

                            EXISTING FACILITY PAYMENT

1. On receipt of an invoice from Sypps for an amount equal to 1/120 of the Consideration in accordance with Section 12.1.3, SOMISY shall reduce the EF Debt by the EF Debt Repayment.

                                     PART 6

                            FIXED SPARE PARTS PAYMENT

SOMISY shall pay Sypps a Fixed Spare Parts Payment each month in arrears. It shall be payable from the end of the first month following the Relevant Commercial Operations Date. It shall be escalated each three months in accordance with the Consumer Price Index ("CPI") in accordance with the following formula:

FIXED SPARE PARTS PAYMENT

FSPn       =    FSPo x U x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where:

FSPn       =    The Fixed Spare Parts Payment for the relevant month n.

FSPo       =    US$19,830

CPIn       =    The value determined for the month three months prior to
                month n.

CPIo       =    The base value used for the indexation calculation determined, which shall be the value of the CPI for the month three months prior to the date of this Agreement.

U          =    0.5 when the first Relevant Commercial Operations Date is
                reached and

           = 1.0 when the last Relevant Commercial Operations Date is reached.

y          =    Number of years (to the nearest whole number) from the date of this Agreement to the date of the calculation

If the first and last month are partial months only then a pro-rata calculation of the Fixed Spare Parts Payment shall be made as below:

FSPn(pr)   =    FSPn x (Mr/Mt)

Where:

FSPn(pr)   =    The applicable pro-rata Fixed Spare Parts Payment for the
                relevant month.

Mr         =    The number of days of operation since the Relevant Commercial
                Operations Date to the end of the month or from the beginning of the month to the end of the Term.



Mt         =    The total number of days in the relevant month.

                                     PART 7

                                PAYMENT MECHANISM

SAMPLE ONLY

On Sypps printed invoice paper

TAX INVOICE

Date: 05.04.02 Invoice number: 25

SOMISY
Randgold House
Bamako
Mali

----------------------------- ------------------------ ---------------------
                              DATE                     kWh
----------------------------- ------------------------ ---------------------
Last reading                  01.03.02                 1,000,000
----------------------------- ------------------------ ---------------------
This reading                  08.04.02                 11,000,000
----------------------------- ------------------------ ---------------------
Total for this period                                  10,000,000
----------------------------- ------------------------ ---------------------


----------- ------------------------------- ---------- -------- ----------------
ITEM        DESCRIPTION                                            TOTAL IN US$
----------- ------------------------------- ---------- -------- ----------------
1           Plant Payment                                               249,480

----------- ------------------------------- ---------- -------- ----------------
2           BOP Payment                                               27,500.00

----------- ------------------------------- ---------- -------- ----------------
3           Fixed Spare Parts Payment                                 21,813.00

----------- ------------------------------- ---------- -------- ----------------
4           Spare Parts Payment                                       66,000.00

----------- ------------------------------- ---------- -------- ----------------
5           Existing Facility Payment                                 10,000.00

----------- ------------------------------- ---------- -------- ----------------
6           Payment adjustment for quarter                             8,080.50
            ending 30 September 2000
----------- ------------------------------- ---------- -------- ----------------
7           VAT                                             0%                0

----------- ------------------------------- ---------- -------- ----------------
8           Total for this invoice                                   382,873.50

----------- ------------------------------- ---------- -------- ----------------

----------- ------------------------------- ---------- -------- ----------------
9           Less EF Debt Repayment                                      -10,000
----------- ------------------------------- ---------- -------- ----------------
10          TOTAL PAYMENT DUE                                        372,873.50
----------- ------------------------------- ---------- -------- ----------------


SAMPLE CALCULATIONS

Agreement executed             01.09.99

Date of calculation            08.04.02     (therefore y = 2)

CPIo (01.06.99)                =    100

CPIn (01.01.02)                =    110

CPIn/CPIo                      =    110/100

                               = 1.10 (which is larger than 1.025^2 therefore use 1.10)

Last Relevant Commercial
Operations Date                =    30.07.00

AFn                            =    1.40

PD                             =    10,000,000 kWh

SFE                            =    192.95g/kWh

kWh in Quarter                 =    3,500,000 kWh



PLANT PAYMENT

PPn                            =    PPo x AFn x CPIn/CPIo

                               =    162,000 x 1.40 x 1.10

                               =    US$249,480

BOP PAYMENT

BOPPn                          =    BOPPo x CPIn/CPIo

                               =    25,000 x 1.10

                               =    US$27,500.00



SPARE PARTS PAYMENT

SPPn                           =    SPPo x PD x CPIn/CPIo

                               =    0.60/100 x 10,000,000 x 1.10

                               =    US$66,000



PAYMENT ADJUSTMENTS

AVAILABILITY

Not calculated for this month.

FUEL EFFICIENCY

SFE                            =    192.95g/kWh

FEDn                           =    205.3 - (1.05 x 192.95)

                               =    2.7

FEAPn                          =    0.5 x FEDn x PDn x FC/106

                               =    0.5 x 2.7 x 3,500,000 x 200/106

                               =    US$9,450.00

LUBE OIL CONSUMPTION

Not calculated this month

TOTAL PAYMENT ADJUSTMENT       =    - 1,369.50 +  9,450.00

                               =    US$8,080.50

FIXED SPARE PARTS PAYMENT

FSPn                           =    FSPo x CPIn/CPIo

                               =    19,830 x 1.10

                               =    US$21,813.00

EXISTING FACILITY PAYMENT

EFP                            =    US$10,000.00

                                     PART 8

        TABLE OF TERMINATION PRICES WHERE SOMISY DEFAULT OR WHERE SOMISY

               ACCELERATES PAYMENT IN ACCORDANCE WITH SECTION 15.3



TERMINATION DATE (FROM                                US$ (000s)
RELEVANT COMMERCIAL OPERATIONS DATE)

Start of year 1                                           14,120

End of year 1                                             11,985

End of year 2                                             10,911

End of year 3                                              9,728

End of year 4                                              8,419

End of year 5                                              6,960

End of year 6                                              5,314

End of year 7                                              3,664

End of year 8                                              1,934

End of year 9                                              1,426

End of year 10                                                 0


The above amounts shall be adjusted in accordance with the following formula:

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =    TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where

TTPn       =    Total Termination Price payable in year n.

TP         =    Termination Price from relevant year as per table above.

CPIn       =    The value determined for the month three months to year n.

CPIo       =    The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =    Number of years (to the nearest whole number) from the date of this Agreement.

                                     PART 9

                 TABLE OF TERMINATION PRICES WHERE SYPPS DEFAULT



TERMINATION DATE (FROM RELEVANT COMMERCIAL            US$ (000s)
OPERATIONS DATE)

Start of year 1                                           10,499

End of year 1                                              9,737

End of year 2                                              8,808

End of year 3                                              7,765

End of year 4                                              6,636

End of year 5                                              5,395

End of year 6                                              4,020

End of year 7                                              2,654

End of year 8                                              1,206

End of year 9                                                778

End of year 10                                                 0


The above amounts shall be adjusted in accordance with the following formula:

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =    TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where

TTPn       =    Total Termination Price payable in year n.

TP         =    Termination Price from relevant year as per table above.

CPIn       =    The value determined for the month three months to year n.

CPIo       =    The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =    Number of years (to the nearest whole number) from the date of this Agreement.

                                     PART 10

                  TABLE OF TERMINATION PRICES WHERE NO DEFAULT


TERMINATION DATE (FROM RELEVANT COMMERCIAL            US$ (000s)
OPERATIONS DATE)

Start of year 1                                            12,390

End of year 1                                              11,364

End of year 2                                              10,145

End of year 3                                               8,857

End of year 4                                               7,481

End of year 5                                               6,013

End of year 6                                               4,434

End of year 7                                               2,910

End of year 8                                               1,337

End of year 9                                               1,099

End of year 10                                                  0


The above amounts shall be adjusted in accordance with the following formula:

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =    TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where

TTPn       =    Total Termination Price payable in year n.

TP         =    Termination Price from relevant year as per table above.

CPIn       =    The value determined for the month three months to year n.

CPIo       =    The base value used for indexation calculation
                determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =    Number of years (to the nearest whole number) from the date of this Agreement.

                                     PART 11

                              CTF TERMINATION PRICE

TERMINATION DATE (FROM RELEVANT COMMERCIAL            US$ (000s)
OPERATIONS DATE)

Start of year 1                                           2,950

End of year 1                                             2,770

End of year 2                                             2,555

End of year 3                                             2,300

End of year 4                                             2,000

End of year 5                                             1,630

End of year 6                                             1,200

End of year 7                                               782

End of year 8                                               485

End of year 9                                               365

End of year 10                                                0


The above amounts shall be adjusted in accordance with the following formula:

TTPn       =    TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where

TTPn       =    Total Termination Price payable in year n.

TP         =    Termination Price from relevant year as per table above.

CPIn       =    The value determined for the month three months to year n.

CPIo       =    The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =    Number of years (to the nearest whole number) from the date of this Agreement.

                                   EXHIBIT 11

                                     NOTICES


The address for the delivery of notices and other communications to each Party and the respective telephone and facsimile numbers are as follows:

(a)        For Sypps:

           Paul Carey

           Rolls-Royce Power Ventures Limited

           Allington House

           150 Victoria Street

           London

           SW1E 5LB


(b)        For SOMISY:

           Managing Director

           SOCIETE DES MINES DE SYAMA S.A

           PO Box 82291

           Southdale

           2135

           South Africa

                                   EXHIBIT 12

                     KEY MILESTONES AND KEY MILESTONE DATES


For the purposes of this Exhibit 12, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.

--------------------------------- -------------------------------

KEY MILESTONE                      KEY MILESTONE DATE (WEEKS
                                   AFTER BASE DATE)

BALANCE OF PLANT
--------------------------------- -------------------------------

Unit 1 installation complete*      4
--------------------------------  -------------------------------
Unit 2 installation complete*      16
--------------------------------- -------------------------------

*installation complete means the date on which Sypps is satisfied that the following was achieved:


FOR THE RELEVANT PLANT OR BALANCE OF PLANT ASSOCIATED WITH THE CORRESPONDING KEY
MILESTONE:


- the relevant Plant or Balance of Plant shall be placed, aligned, levelled, secured and grouted in position;


- the relevant Plant or Balance of Plant shall be reassembled where appropriate;


-          the relevant Plant or Balance of Plant shall be lubricated/greased;


- the relevant Plant or Balance of Plant movement checks shall be carried out under No-Load Conditions.


FOR THE PIPING/DUCTING ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


- the pipework shall be installed, connected, secured & earth linked where applicable;

- the pipework shall be cleaned (by pickling/flushing as appropriate) to required level;


-          the pipework shall be pressure tested as appropriate;


-          the pipework shall be lagged as appropriate.


FOR THE CABLING ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


-          the cabling shall be installed and terminated;


-          Continuity shall be checked.


FOR THE TANKS ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


- the tanks shall be fabricated, placed, secured and grouted in position;


-          the tanks shall be pressure tested;


-          the tanks shall be painted/lagged as appropriate.


FOR THE MISCELLANEOUS ITEMS ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


-          all floorplating shall be in place;


-          the alternator shall be dried out;


-          all guarding shall be installed.


FOR THE STATION COMMON SYSTEMS/SERVICES ASSOCIATED WITH THE RELEVANT KEY
MILESTONE:


-          the earthing system shall be proven;


-          the water supply and inhibitors/antifreeze shall be available;


-          the lubricating oil shall be available and engine sumps filled;

-          the lubricating greases shall be available;


-          the Fuel shall be available and transfer pumps operational;


-          the commissioning labour shall be available;


-          the ventilation systems shall be in operation.

                                   EXHIBIT 13

                              FIXED DEFAULT AMOUNT

The Fixed Default Amount shall include actual proven costs in respect of design, development, and equipment cancellation plus the value of equipment notified to SOMISY by Sypps as being ready for collection ex works in accordance with
Section 4.2.

                                   EXHBIT 14

            DIRECT AGREEMENT IN RELATION TO THE SYAMA MINING PROJECT

THIS DIRECT AGREEMENT (this "Agreement") is made on          2000

BETWEEN:

(1)        Societe des Mines de Syama S.A. ("SOMISY");

(2)        Rolls-Royce Power Ventures Limited ("Sypps") and

(3)        International Finance Corporation (the "Lender")

WHEREAS:

(A) SOMISY has entered into the Deferred Terms Agreement with Sypps for the purposes of acquiring on deferred terms generating and other equipment in connection with the Mining Project.

(B) The Lender has provided finance for the Mining Project upon the terms and subject to the conditions set out in the Loan Agreement.

(C) Sypps has agreed to enter into this Agreement in order to provide certain assurances to the Lender in connection with the Deferred Terms Agreement.

IT IS AGREED as follows:-

In this Agreement, unless the context otherwise requires:

"AGREEMENT" is defined in the preamble;

"DEFERRED TERMS AGREEMENT" means the agreement, dated [            ] 2000 made
between SOMISY and Sypps in connection with the Mining Project;



"LENDER ASSUMING PARTY" has the meaning provided in Section 4.1(b);

"LOAN AGREEMENT" means the second investment agreement, dated June 2, 1998 between SOMISY and the Lender;

"MINING PROJECT" means the Syama or gold mining project at Syama, Republic of Mali;

"SECURITY AGREEMENTS" means, inter alia, (1) Contrat de Nantissement de Fonds de Commerce dated June 2, 1998 between SOMISY and the Lender, and (2) Contrat de Substitution dated June 2, 1998 between SOMISY and the Lender;

"STEP-IN DATE" means the date specified in the Step-in the Notice as the date for assumption of obligations of SOMISY under the Deferred Terms Agreement;

"STEP-IN NOTICE" means a written notice served by the Lender on Sypps pursuant to Section 4.1;

"STEP-IN PERIOD" means the period from (and including) the Step-in Date to (and excluding) the Step-out Date;

"STEP-OUT DATE" has the meaning provided in Section 4.5;

"SUBSTITUTE ENTITY" means the person appointed by the Lender for the purposes of assuming the rights and obligations of SOMISY under the Deferred Terms Agreement;

"SUSPENSION PERIOD" has the meaning provided in Section 4.1;

"TERMINATION ACTION" has the meaning provided in sub-section (a) of Section 3.1;

"TERMINATION NOTICE" means a written notice served by Sypps on the Lender pursuant to sub-section (b) of Section 3.1.

2.1        CONSENT TO SECURITY

           Sypps hereby:

           (a) acknowledges that this Agreement shall constitute notice in writing to it of the security created or to be created by the Security Agreements (including the assignment thereunder) in favour of the Lender over the right, benefit and interest of SOMISY under the Deferred Terms Agreement;

           (b) consents for purposes of the Deferred Terms Agreement to the creation and subsistence of such security and the exercise by the Lender of all its rights and remedies with respect to such security; and

           (c) without in any way limiting the consent in paragraph (b), further consents to the assignment by SOMISY to the Lender of its rights and interest in the Deferred Terms Agreement.

2.2        NO LIABILITY

           Sypps agrees and acknowledges that, notwithstanding anything to the contrary contained in this Agreement, SOMISY will remain liable to observe and perform all of SOMISY's obligations under the Deferred Terms Agreement and, the Lender shall have no obligation or liability with respect to those obligations by any reason of or arising out of this Agreement and the Lender will not be required in any manner to perform or fulfil any obligations of SOMISY under the Deferred Terms Agreement, or to make any payment under the Deferred Terms Agreement unless and until the Lender notifies Sypps in writing in accordance with Section 4.1 of the Lender's intention to assume obligations imposed on SOMISY under the Deferred Terms Agreement.

2.3        TERMINATION OF DEFERRED TERMS AGREEMENT

           Each of SOMISY and Sypps acknowledges and agrees that no termination by SOMISY under the Deferred Terms Agreement shall be valid or effective without the prior written consent of the Lender having first been produced by SOMISY to Sypps.

3.1        NOTICE OF TERMINATION

           Sypps undertakes to the Lender that:

           (a) in relation to an event governed by Section 16.7 of the Deferred Terms Agreement it will not exercise or seek any right of termination of, or discontinue the performance of any of its obligations under, the Deferred Terms Agreement (any such action being referred to as "Termination Action"), without first copying to the Lender any notice to SOMISY under that Section of the Deferred Terms Agreement which notice shall be delivered to the Lender no later than simultaneously with the notice to SOMISY under
                 Section 16.7 of the Deferred Terms Agreement; or

           (b) in respect to an event governed by Section 16.4 of the Deferred Terms Agreement for a period of thirty days following receipt by the Lender of a Termination Notice by Sypps that a Termination Event under that Section 16.4 has occurred, it will not take any Termination Action.

3.2        AMENDMENTS TO THE DEFERRED TERMS AGREEMENT

           Sypps will not amend or agree with SOMISY any amendments to any of the terms of the Deferred Terms Agreement without the prior written consent of the Lender such consent not to be unreasonably withheld .

3.3        ASSIGNMENT OF THE DEFERRED TERMS AGREEMENT

           Sypps will not assign, transfer or otherwise dispose of any of its rights or obligations under the Deferred Terms Agreement without obtaining the prior written consent of the Lender other than for the purposes of raising financing for the Facility as defined by the Deferred Terms Agreement and provided always that nothing shall prevent Sypps from sub-contracting its obligations under that agreement or from assigning its rights or obligations to an Affiliate as defined by that Agreement in accordance with Section 18.1 of the Deferred Terms Agreement.

3.4        PAYMENTS TO SOMISY

           Provided that the same shall not increase the liability of Sypps to tax in any jurisdiction Sypps undertakes to pay to such account at such bank as the Lender may from time to time notify to it all moneys due and payable by it to SOMISY under or in connection with the Deferred Terms Agreement.

3.5        INFORMATION

           Sypps shall provide the Lender with the following information, either promptly upon the occurrence of the event in question or promptly following a request for such information from the Lender:

           (a) details of any breach by SOMISY of any terms of the Deferred Terms Agreement;

           (b) notice of, and details of the occurrence of any event or circumstance that makes or is likely to make it impossible for Sypps to perform any of its obligations under the Deferred Terms Agreement in accordance with its terms.

4.1        EXERCISE OF STEP-IN RIGHTS

           At any time during the period under Section 16.7 of the Deferred Terms Agreement for remedying a default by SOMISY or within the period of 30 days referred to in Section 3.1(b) (collectively or singularly the Suspension Period) the Lender may give a Step-in Notice to Sypps:

           (a) requiring Sypps to continue to perform its obligations under the Deferred Terms Agreement;

           (b) acknowledging that the Lender or a Substitute Entity appointed by the Lender in accordance with Section 4.2(a) (the "Lender Assuming Party") is to become a joint and several obligor with SOMISY from the date of such Step-in Notice in respect of the obligations of SOMISY under the Deferred Terms Agreement; and

           (c) undertaking to Sypps or, as the case may be, notifying Sypps of the undertaking of the Lender Assuming Party, to discharge all payments then due to Sypps under the terms of the Deferred Terms Agreement within thirty (30) days.

4.2        OPERATION OF STEP-IN RIGHTS

           Instead of the Lender being the joint and several obligor under
           Section 4.1(b) the Lender may request that a Substitute Entity be appointed, and, provided that Sypps shall be satisfied as to the financial strength and technical competence of such proposed Substitute Entity Sypps shall accept such request in writing such acceptance not to be unreasonably withheld.

           During the Step-in Period the Lender or the Lender Assuming Party, as the case may be, shall enjoy all rights of SOMISY under the Deferred Terms Agreement and shall be jointly and severally liable with SOMISY for the performance of all the obligations of SOMISY under the Deferred Terms Agreement which arise during the Step-in Period and for payment of any sums which arise before the Step-in Period but, as between SOMISY and the Lender or the Lender Assuming Party, as the case may be, the latter alone (to the exclusion of SOMISY) shall have the authority to deal with Sypps and exercise the powers and discretions available to SOMISY under the Deferred Terms Agreement and SOMISY shall not be released, nor shall its liability be affected or impaired, as a result of the exercise by the Lender or the Lender Assuming Party, as the case may be, alone of any such authority, powers or discretions or by any other act or omission on the part of, or indulgence or release granted to, the Lender or the Lender Assuming Party, as the case may be, whether or not with the knowledge or consent of SOMISY.

4.3        TERMINATION ACTION DURING STEP-IN PERIOD

           During the Step-in Period any grounds for Sypps to terminate the Deferred Terms Agreement through the grounds stated in Sections 16.4 or 16.7 of the Deferred Terms Agreement arising before and outstanding on the Step-in Date, shall be deemed not to have effect provided that no further grounds for Sypps to terminate the Deferred Terms Agreement caused by an act or default of the Lender or the Lender Assuming Party, as the case may be, shall arise during the Step-in Period.

4.4        SYPPS OBLIGATIONS DURING STEP-IN PERIOD

           During the Step-in Period, Sypps shall owe its obligations, liabilities and duties with respect to the performance of the Deferred Terms Agreement to SOMISY and the Lender or the Lender Assuming Party, as the case may be, jointly but receipt of, or the performance by Sypps in favour of, either of them shall be a good discharge.

4.5        STEP-OUT RIGHTS

           The Lender or the Lender Assuming Party, as the case may be, on giving Sypps not less than 30 (thirty) days' prior written notice, may terminate its obligations, liabilities and duties to Sypps under this Agreement and the Deferred Terms Agreement (but without affecting the continuation of SOMISY's obligations towards Sypps under the Deferred Terms Agreement) and, from the date on which the Lender's or the Lender Assuming Party's, as the case may be, notice takes effect (the "Step-out Date"), the Lender or the Lender Assuming Party, as the case may be, shall be released from all obligations, liabilities and duties under this Agreement and the Deferred Terms Agreement towards the Sypps other than those that arose during the Step-in Period but have not been fully performed.

4.6        ADDITIONAL STEP-IN RIGHTS

           Notwithstanding that, as between SOMISY and Sypps, the latter's right of termination of the Deferred Terms Agreement may not have arisen, the provisions of Sections 3.1, 4.1 and 4.2 shall nevertheless apply if the Lender gives notice to Sypps and SOMISY and the Lender or the Lender Assuming Party, as the case may be, complies with the requirements on its part under Section 4.1.

5.1        LAW

           This Agreement is governed by the law of England and Wales.

5.2        COURTS OF ENGLAND

           The courts of England shall have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.

SIGNED by the parties on the date first set forth above.


[SOMISY]

By:
   --------------------------------

Name Printed:
             ----------------------
Title:
      -----------------------------



[Sypps]

By:
   --------------------------------

Name Printed:
             ----------------------
Title:
      -----------------------------


[IFC]
in its capacity as the Lender

By:
   --------------------------------

Name Printed:
             ----------------------
Title:
      -----------------------------


By:
   --------------------------------

Name Printed:
             ----------------------
Title:
      -----------------------------

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                                   EXHIBIT 15

                                      SITE



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